Exhibit 10.4
Execution Copy
DIAMOND RESORTS OWNER TRUST 2009-1,
as Issuer
DIAMOND RESORTS FINANCIAL SERVICES, INC.
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee and Back-Up Servicer

INDENTURE
Dated as of October 1, 2009

i

v

Exhibit A	Form of Notes

Exhibit B	Form of Investor Representation Letter

Exhibit C	Form of Transfer Certificate for Rule 144A Global Notes to Regulation S Global Notes during Restricted Period

Exhibit D	Form of Transfer Certificate for Rule 144A Global Notes to Regulation S Global Notes after Restricted Period

Exhibit E	Form of Transfer Certificate for Regulation S Global Notes to Rule 144A Global Note during Restricted Period

Exhibit F	Form of Transfer Certificate for Regulation S Global Notes during Restricted Period

Exhibit G	Record Layout For Data Conversion

Exhibit H	[Reserved]

Exhibit I	Credit and Collection Policy

Exhibit J	Form of Monthly Servicer Report

Exhibit K	Servicing Officer’s Certificate

Exhibit L	[Reserved]

Exhibit M	[Reserved]

Exhibit N	Form of St. Maarten Notice

Annex A	Standard Definitions

INDENTURE
          This INDENTURE, dated as of October 1, 2009, is among DIAMOND RESORTS OWNER TRUST 2009-1, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), Diamond Resorts Financial Services, Inc. (“DRFS”), a Nevada corporation, as servicer (the “Servicer”) and Wells Fargo Bank, National Association, a national banking association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as back-up servicer (in such capacity, the “Back-Up Servicer”).
RECITALS OF THE ISSUER
          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its $169,200,000 9.31% Timeshare Loan Backed Notes, Series 2009-1, Class A (the “Class A Notes”) and its $12,800,000 12.00% Timeshare Loan Backed Notes, Series 2009-1, Class B (the “Class B Notes”, and together with the Class A Notes, the “Notes”);
          WHEREAS, all things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder, the valid recourse obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
          For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of the Noteholders, as follows:
GRANTING CLAUSE
          To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, for the benefit of the Noteholders, all of the Issuer’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from, (i) the Initial Timeshare Loans, (ii) the Qualified Substitute Timeshare Loans, if any, (iii) the Receivables in respect of the Timeshare Loans due on and after the related Cut-Off Date, (iv) the related Timeshare Loan Files, (v) all Related Security in respect of each Timeshare Loan, (vi) all rights and remedies under the Sale Agreement, (vii) all rights and remedies under the Custodial Agreement, (viii) all rights and remedies under the Servicer Undertaking Agreement and the Seller Undertaking Agreement, (ix) all amounts in or to be deposited to each Trust Account, and (x) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, Insurance Proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (collectively, the “Trust Estate”). Notwithstanding the foregoing, the Trust Estate shall not include any Miscellaneous Payments and Processing Charges made by an Obligor.

          Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably except as otherwise may be provided in this Indenture, without prejudice, priority, or distinction between any Note of the same Class and any other Note of the same Class by reason of differences in time of issuance or otherwise, and (ii) the payment of all other sums payable under the Notes and this Indenture.
          The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.
ARTICLE I
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
          Section 1.01 General Definitions.
          In addition to the terms defined elsewhere in this Indenture, capitalized terms shall have the meanings given them in the “Standard Definitions” attached hereto as Annex A.
          Section 1.02 Compliance Certificates and Opinions.
          Upon any written application or request (or oral application with prompt written or electronic confirmation) by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, other than any request that (a) the Indenture Trustee authenticate the Notes specified in such request, (b) the Indenture Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Indenture Trustee pay moneys due and payable to the Issuer hereunder to the Issuer’s assignee specified in such request, the Indenture Trustee shall require the Issuer to furnish to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of this Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.
          Section 1.03 Form of Documents Delivered to Indenture Trustee.
          In any case where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Issuer delivered to the Indenture Trustee may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows that such Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such officer’s certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.
          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
          Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b) hereof.
          Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, Event of Default, Servicer Event of Default or a Rapid Amortization Period is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such event. For all purposes of this Indenture, the Indenture Trustee shall not be deemed to have knowledge of any Default, Event of Default, Servicer Event of Default or a Rapid Amortization Period nor shall the Indenture Trustee have any duty to monitor or investigate to determine whether a Default, an Event of Default (other than an Event of Default of the kind described in Section 6.01(a) hereof), a Servicer Event of Default or a Rapid Amortization Period has occurred unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer or any Noteholder.
          Section 1.04 Acts of Noteholders, etc.
          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.04.
          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.
          (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
          (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Indenture Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Indenture Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.
          Section 1.05 Notice to Noteholders; Waiver.
          (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, certified mail return receipt requested, or sent by private courier or confirmed electronically to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
          (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.05(a) hereof, of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.
          Section 1.06 Effect of Headings and Table of Contents.
          The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.
          Section 1.07 Successors and Assigns.
          All covenants and agreements in this Indenture by each of the parties hereto shall bind its respective successors and permitted assigns, whether so expressed or not.
          Section 1.08 GOVERNING LAW.
          THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. UNLESS MADE APPLICABLE IN A SUPPLEMENT HERETO, THIS INDENTURE IS NOT SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL NOT BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.
          Section 1.09 Legal Holidays.
          In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid, provided that no penalty interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.
          Section 1.10 Execution in Counterparts.
          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 1.11 Inspection.
          The Issuer agrees that, on reasonable prior notice, it will permit the representatives of the Indenture Trustee or any Noteholder holding Notes evidencing at least 25% of the Aggregate Outstanding Note Balance, during the Issuer’s normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, and to discuss its affairs, finances and accounts with its designated officers, employees and independent accountants in the presence of such designated officers and employees (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer and the Servicer in this Indenture or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Indenture Trustee at any time or any Noteholder during the continuance of any Default, Event of Default or Rapid Amortization Period, of any right under this Section 1.11 shall be borne by the Issuer. Nothing contained herein shall be construed as a duty of the Indenture Trustee to perform such inspection.
          Section 1.12 Survival of Representations and Warranties.
          The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.
ARTICLE II
THE NOTES
          Section 2.01 General Provisions.
          (a) Form of Notes. The Notes, together with their certificates of authentication shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or are permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may consistently herewith be determined by the officer executing such Notes, as evidenced by such officer’s execution of such Notes.
          (b) Denominations. The Outstanding Note Balance of the Class A Notes and the Class B Notes which may be authenticated and delivered under this Indenture is limited to $169,200,000 and $12,800,000, respectively. The Notes shall be issuable only as registered Notes without interest coupons in the denominations of at least $100,000 and in integral multiples of $1,000; provided, however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 hereof of any Note with a remaining Outstanding Note Balance of less than $100,000.
          (c) Execution, Authentication, Delivery and Dating. The Notes shall be manually executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. Any Note

bearing the signature of an individual who was at the time of execution thereof an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication. The Notes may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication together with an Issuer Order to the Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Indenture Trustee in accordance with such Issuer Order.
          Section 2.02 Global Notes. Each of the Notes, upon original issuance, shall be issued in the form of one or more book-entry global certificates (the “Global Notes” and each, a “Global Note”) to be deposited with the Indenture Trustee, as custodian for The Depository Trust Company, the initial Depository, by or on behalf of the Issuer. The Notes sold to non-U.S. persons (as defined in Regulation S) in offshore transactions in reliance on Regulation S will be represented by one or more temporary Global Notes (each, a “Temporary Regulation S Global Notes”). Upon the expiration of the Restricted Period, interests in a Temporary Regulation S Global Note will be exchangeable for interests in permanent Global Notes of the same Class (together with a Temporary Regulation S Global Note, a “Regulation S Global Note”). The Notes sold to U.S. Persons which are Qualified Institutional Buyers will be represented by one or more temporary Global Notes (each, a “Rule 144A Global Note”). All Global Notes shall be initially registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, and no Note Owner will receive a definitive note (a “Definitive Note”) representing such Note Owner’s interest in the related Class of Notes, except as provided in Section 2.03 hereof. Unless and until Definitive Notes have been issued in respect of a Class of Notes pursuant to Section 2.03 hereof:
          (a) the provisions of this Section 2.02 shall be in full force and effect with respect to such Class of Notes;
          (b) the Issuer, the Servicer and the Indenture Trustee may deal with the Depository and the Depository Participants for all purposes with respect to such Notes (including the making of distributions on such Notes) as the authorized representatives of the respective Note Owners;
          (c) to the extent that the provisions of this Section 2.02 conflict with any other provisions of this Indenture, the provisions of this Section 2.02 shall control; and
          (d) the rights of the respective Note Owners of a Class of Notes shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the respective Note Owners and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued in respect of the Notes pursuant to Section 2.03 hereof, the

Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the Notes to the Depository Participants.
          Section 2.03 Definitive Notes. If (a) the Depository advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository with respect to the Global Notes and the Indenture Trustee or the Issuer is unable to locate a qualified successor or (b) after the occurrence and during the continuation of an Event of Default, Note Owners (other than DRC or an Affiliate thereof) evidencing not less than 51% of the aggregate Outstanding Note Balance of a Class of Global Notes, advise the Indenture Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system with respect to such Class of Global Notes through the Depository is no longer in the best interest of such Note Owners, the Indenture Trustee shall use its best efforts to notify all affected Note Owners through the Depository of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Issuer, the Indenture Trustee, the Note Registrar and the Servicer shall recognize holders of Definitive Notes as Noteholders hereunder. Upon the issuance of Definitive Notes, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes.
          Section 2.04 Registration, Transfer and Exchange of Notes.
          (a) Note Register. At all times during the term of this Indenture, the Issuer shall cause to be kept at the Corporate Trust Office a register (the “Note Register”) for the registration, transfer and exchange of Notes. The Indenture Trustee is hereby appointed “Note Registrar” for purposes of registering Notes and transfers of Notes as herein provided. The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register; provided, however, in no event shall the Note Registrar be required to maintain in the Note Register the names of the individual participants holding Notes through the Depository. The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Noteholder thereof for all purposes of this Indenture and the Note Registrar, the Issuer, the Indenture Trustee, the Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Definitive Note is transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 2.04. Upon request of the Indenture Trustee, the Note Registrar shall provide the Indenture Trustee with the names and addresses of Noteholders.
          (b) Surrender. Upon surrender for registration of transfer of any Definitive Note, subject to the applicable requirements of this Section 2.04, the Issuer shall execute and the Indenture Trustee shall duly authenticate in the name of the designated transferee or transferees, one or more new Notes in denominations of a like aggregate denomination as the Definitive Note being surrendered. Each Note surrendered for registration of transfer shall be canceled and subsequently destroyed by the Note Registrar. Each new Note issued pursuant to this Section

2.04 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this Section 2.04. All Notes issued upon any registration of transfer or exchange of Notes shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.
          (c) Securities Laws Restrictions. The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any state. No transfer of any Note may be made unless that resale or transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such resale or transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such resale or transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee (other than the Initial Purchaser and its initial transferees) in a letter in the form of Exhibit B hereto; (ii) such resale or transfer is in compliance with Regulation S under the Securities Act as certified by such transferee (other than the Initial Purchaser and its initial transferees) in a letter in the form of Exhibit B hereto; or (iii) after the appropriate holding period, such resale or transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.
          (d) Global Notes Restrictions. In addition to the applicable provisions of this Section 2.04 and the rules of the Depository, the exchange, transfer and registration of transfer of Global Notes shall only be made in accordance with this Section 2.04(d).
     (i) Rule 144A Global Note to Temporary Regulation S Global Note During the Restricted Period. If, during the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Regulation S Global Note, such Note Owner may, in addition to complying with all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants (the “Applicable Procedures”), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Temporary Regulation S Global Note only upon compliance with the provisions of this Section 2.04(d)(i). Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the Denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and the

Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (C) a certification in the form of Exhibit C hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Temporary Regulation S Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.
     (ii) Rule 144A Global Note to Regulation S Global Note After the Restricted Period. If, after the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a Regulation S Global Note only upon compliance with the provisions of this Section 2.04(d)(ii). Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Regulation S Global Note in an amount equal to the Denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (C) a certification in the form of Exhibit D hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.
     (iii) Regulation S Global Note to Rule 144A Global Note. If the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Rule 144A Global Note only upon compliance with the provisions of this Section 2.04(d)(iii). Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Rule 144A Global Note in an amount equal to the Denomination of the beneficial interest in the Regulation S Global Note to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for such beneficial interest, and (C) with respect to a transfer of a beneficial interest in the Regulation S Global Note for a beneficial interest in the related Rule 144A Global Note (x) during the Restricted Period, a certification in the form of Exhibit E hereto given by the Note Owner, or (y) after the Restricted Period, an Investment Representation Letter in the form of Exhibit B hereto from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Note Registrar shall instruct the Depository to reduce the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Regulation S Global Note to be transferred, and, concurrently with such reduction, to increase the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Rule 144A Global Note having a denomination equal to the amount by which the denomination of the Regulation S Global Note was reduced upon such transfer.
     (iv) Transfers Within Regulation S Global Notes During Restricted Period. If, during the Restricted Period, the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such Note Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Note only upon compliance with the provisions of this Section 2.04(d)(iv) and all Applicable Procedures. Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in such Regulation S Global Note in an amount equal to the denomination of the beneficial interest to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certification in the form of Exhibit F hereto given by the transferee, the Note Registrar shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer.
          (e) ERISA Considerations. No resale or other transfer of any Note may be made to any purchaser or transferee unless (i) such purchaser or transferee is not, and will not acquire such Note on behalf or with the assets of, any Benefit Plan or (ii) no “prohibited transaction” under ERISA or Section 4975 of the Code or any substantially similar provision of federal, state or local law that is not subject to a statutory, regulatory or administrative exemption will occur in connection with such purchaser’s or such transferee’s acquisition or holding of such Note. In addition, the Notes may not be purchased by or transferred to any Benefit Plan, or person acting on behalf of or with assets of any Benefit Plan, unless it represents that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, DRC, the Seller, the Servicer, the Indenture Trustee or the Initial Purchaser, or by any Affiliate of any such Person.
          (f) Transfer Fees, Charges and Taxes. No fee or service charge shall be imposed by the Note Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 2.04. The Note Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.
          (g) No Obligation to Register. None of the Issuer, the Indenture Trustee, the Servicer or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without registration or qualification. Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Servicer and the Note Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.
          (h) Rule 144A Information. The Servicer agrees to cause the Issuer and the Issuer agrees to provide such information as required under Rule 144A under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.
          Section 2.05 Mutilated, Destroyed, Lost and Stolen Notes.
          (a) If any mutilated Note is surrendered to the Indenture Trustee, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.
          (b) If there shall be delivered to the Issuer and the Indenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen

Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.
          (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.
          (d) Upon the issuance of any replacement Note under this Section 2.05, the Issuer or the Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.
          (e) Every replacement Note issued pursuant to this Section 2.05 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
          (f) The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
          Section 2.06 Payment of Interest and Principal; Rights Preserved.
          (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by or on behalf of the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by check mailed to the address specified in the Note Register, or upon the request of a Holder of more than $1,000,000 original principal amount of Notes, by wire transfer of federal funds to the account and number specified in the Note Register, in each case on such Record Date for such Person (which shall be, as to each original purchaser of the Notes, the account and number specified by such purchaser to the Indenture Trustee in writing, or, if no such account or number is so specified, then by check mailed to such Person’s address as it appears in the Note Register on such Record Date).
          (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment, except that each Holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office prior to receipt of payment of the final installment of principal of such Note.
          Section 2.07 Persons Deemed Owners.
          Prior to due presentment of a Note for registration of transfer, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.
          Section 2.08 Cancellation.
          All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.08, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.
          Section 2.09 Noteholder Lists.
          The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. In the event the Indenture Trustee no longer serves as the Note Registrar, the Issuer shall furnish to the Indenture Trustee at least five Business Days before each Payment Date (and in all events in intervals of not more than six months) and at such other times as the Indenture Trustee may request in writing a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Noteholders. For so long as Wells Fargo Bank, National Association is acting in the capacity of Indenture Trustee, it shall also be the Note Registrar hereunder.
          Section 2.10 Treasury Notes.
          In determining whether the Noteholders of the required Outstanding Note Balance have concurred in any direction, waiver or consent, Notes held or redeemed by the Issuer or held by an Affiliate of the Issuer shall be considered as though not Outstanding, except that for the purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Indenture Trustee knows are so owned shall be so disregarded.
          Section 2.11 Notice to Depository.
          Whenever notice or other communication to the Holders of Global Notes is required under this Indenture, unless and until Definitive Notes have been issued to the related Note Owners pursuant to Section 2.03 hereof, the Indenture Trustee shall give all such notices and communications specified herein to be given to such Note Owners to the Depository.

ARTICLE III
ACCOUNTS; COLLECTION AND
APPLICATION OF MONEYS; REPORTS
          Section 3.01 Trust Accounts; Investments by Indenture Trustee.
          (a) On or before the Closing Date, the Indenture Trustee shall establish in the name of the Indenture Trustee for the benefit of the Noteholders as provided in this Indenture, the Trust Accounts, which accounts shall be Eligible Bank Accounts maintained at the Corporate Trust Office. From time to time, the Indenture Trustee shall establish, to the extent required under this Indenture, accounts in the name of the Indenture Trustee for the benefit of the Noteholders, which accounts shall be Eligible Bank Accounts.
          Subject to the further provisions of this Section 3.01(a), the Indenture Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Trust Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.
          (b) The Indenture Trustee shall assume that any amount remitted to it in respect of the Trust Estate is to be deposited into the Collection Account pursuant to Section 3.02(a) hereof.
          (c) None of the parties hereto shall have any right of set-off with respect to any Trust Account, or any investment therein.
          (d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f) hereof, each such Issuer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Issuer, as the case may be, identified therein, in each case in such amounts as such Issuer Order shall specify.
          (e) In the event that either (i) the Issuer shall have failed to give investment directions to the Indenture Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Indenture Trustee shall promptly invest and reinvest the funds then in the designated Trust Account to the fullest extent practicable in those obligations or securities described in clause 5 of the definition of “Eligible Investments”. All investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f) hereof.
          (f) No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Indenture Trustee in such account immediately upon receipt.
          (g) Any investment of any funds in any Trust Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:
     (i) each such investment shall be made in the name of the Indenture Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;
     (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment;
     (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the account in which such investment was held; provided that no such sale may occur on any day other than the Business Day immediately preceding a Payment Date (for the avoidance of doubt, any full or partial liquidation of an investment in a money market fund is not subject to the foregoing date restriction); and
     (iv) neither the Issuer nor any of its Affiliates may exercise any voting rights with respect to an investment.
          (h) If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of an Issuer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Indenture Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account.
          (i) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made in accordance with the provisions of this Section 3.01 including, but not limited to, losses resulting from the sale or depreciation in the market value of such investments (but the institution serving as Indenture Trustee shall at all times remain liable for its own obligations, if any, constituting part of such investments). The Indenture Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.
          (j) Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity Wells Fargo Bank, National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC. The Indenture Trustee shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts. In furtherance of the foregoing, Wells Fargo Bank, National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Indenture Trustee with respect to the Trust Accounts, without further consent by the Issuer. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Indenture Trustee or indorsed to the Indenture Trustee or in blank and in no case will any financial asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer. The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Indenture Trustee and the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Collection Account except in accordance with Section 3.04 hereof.
          (k) In the event that Wells Fargo Bank, National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Indenture and that the Indenture Trustee’s rights to the funds on deposit therein shall be subject to Section 3.04 hereof. The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than as created pursuant to this Indenture.
          Section 3.02 Establishment and Administration of the Trust Accounts.
          (a) Collection Account. The Indenture Trustee shall cause to be established and maintained an account (the “Collection Account”) for the benefit of the Noteholders. The Collection Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Diamond Resorts Owner Trust 2009-1 — Collection Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Collection Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Collection Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the “Collection Account”. The Indenture Trustee agrees to immediately deposit any amounts received by it into the Collection Account. Amounts on deposit in the Collection Account shall be invested in accordance with Section 3.01 hereof. Withdrawals and payments from the Collection Account will be made on each Payment Date as provided in Section 3.04 hereof. All investment earnings on the Collection Account shall be distributed to the owners of the beneficial interests in the Issuer on each Payment Date.
          (b) Reserve Account. The Indenture Trustee shall cause to be established and maintained an account (the “Reserve Account”) for the benefit of the Noteholders. On the Closing Date, the Issuer shall cause to be deposited in the Reserve Account an amount equal to the Reserve Account Initial Deposit from the proceeds of the sale of the Notes. The Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Diamond Resorts Owner Trust 2009-1 — Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Reserve Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Reserve Account and from the date such new Reserve Account is established, it shall be the “Reserve Account.” Amounts on deposit in the Reserve Account shall be invested in accordance with Section 3.01 hereof. Deposits to the Reserve Account shall be made in accordance with Section 3.04 hereof. Withdrawals and payments from the Reserve Account shall be made in the following manner:
     (i) Withdrawals. If, on any Determination Date, the amounts on deposit in the Collection Account (after giving effect to all deposits thereto required hereunder) are insufficient to pay amounts required pursuant to pay the items required under Section 3.04(i) through (ix) hereof for the related Payment Date, on such Payment Date, the Indenture Trustee shall, based on the Monthly Servicer Report and to the extent of funds available in the Reserve Account, withdraw from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of such insufficiency and the amount on deposit in such Reserve Account; provided that on any Payment Date prior to the Stated Maturity, the amount withdrawn by the Indenture Trustee shall not cause the amount on deposit in the Reserve Account to be less than the Reserve Account Floor Amount unless available funds in the Collection Account are insufficient to pay all amounts required to be distributed on such Payment Date pursuant to clauses (i) through (vii), inclusive, of Section 3.04 hereof (the amount withdrawn, the “Reserve Account Draw Amount”).
     (ii) Stated Maturity or Payment in Full. On the earlier to occur of the Stated Maturity and the Payment Date on which the Aggregate Outstanding Note Balance is reduced to zero, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts to the Collection Account.
     (iii) Event of Default. Upon the occurrence of an Event of Default and an acceleration of the Notes as provided herein, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts to the Collection Account for distribution in accordance with Section 6.06 hereof.

     (iv) Amounts in Excess of Reserve Account Required Balance. If, on any Payment Date, amounts on deposit in the Reserve Account are greater than the Reserve Account Required Balance, the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw funds in excess of the Reserve Account Required Balance from the Reserve Account and deposit such funds into the Collection Account as Available Funds on such Payment Date for application in accordance with Section 3.04 hereof.
          Section 3.03 [Reserved].
          Section 3.04 Distributions.
          To the extent of Available Funds on deposit in the Collection Account, on each Payment Date, the Indenture Trustee shall, based on the Monthly Servicer Report, make the following disbursements and distributions to the following parties, in the following order of priority:
(i)	to the Indenture Trustee and the Custodian, ratably based on their respective entitlements, the Indenture Trustee Fee and the Custodial Fee, respectively, plus any accrued and unpaid Indenture Trustee Fees and the Custodial Fees with respect to prior Payment Dates, and Indenture Trustee Expenses and Custodial Expenses incurred and charged, respectively, by the Indenture Trustee and the Custodian during the related Due Period;

(ii)	to the Back-Up Servicer, the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates and any Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $100,000);

(iii)	on the Payment Date occurring in October of each year only, to the Owner Trustee, the Owner Trustee Fee, and on each Payment Date, the Owner Trustee Expenses incurred and charged by the Owner Trustee during the related Due Period;

(iv)	on the Payment Date occurring in January of each year only, to the Administrator, the Administrator Fee, and on each Payment Date, the Administrator Expenses incurred and charged by the Administrator during the related Due Period;

(v)	to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates;

(vi)	to the Class A Noteholders, the Class A Interest Distribution Amount;

(vii)	to the Class B Noteholders, the Class B Interest Distribution Amount;

(viii)	to the Class A Noteholders, the Class A Principal Distribution Amount;

(ix)	to the Class B Noteholders, the Class B Principal Distribution Amount;

(x)	to the Reserve Account, all remaining amounts until the amounts on deposit in the Reserve Account shall equal the Reserve Account Required Balance;

(xi)	to the Class A Noteholders and the Class B Noteholders, in that order, reimbursement of any unreimbursed Note Balance Write-Down Amounts applied to such Class on prior Payment Dates plus interest at the related Note Rate on such unreimbursed Note Balance Write-Down Amounts;

(xii)	to the Back-Up Servicer, any expenses not paid pursuant to clause (ii) above; and

(xiii)	to the Owner or any subsequent owners of the beneficial interests of the Issuer, any remaining amounts.
          Section 3.05 Reports to Noteholders.
          On each Payment Date the Indenture Trustee shall account to the Initial Purchaser, each Noteholder and to the Rating Agency (i) the portion of payments then being made which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments, and (ii) the amounts on deposit in each Trust Account and identifying the investments included therein. The Indenture Trustee may satisfy its obligations under this Section 3.05 by making available electronically the Monthly Servicer Report to the Initial Purchaser, the Noteholders, the Rating Agency and the Issuer; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 3.05 until it has received the requisite information from the Issuer or the Servicer. On or before the 5th day prior to the final Payment Date with respect to any Class of Notes, the Indenture Trustee shall send notice of such Payment Date to the Rating Agency, the Initial Purchaser and the Noteholders of such Class. Such notice shall include a statement that if such Notes are paid in full on the final Payment Date, interest shall cease to accrue as of the day immediately preceding such final Payment Date.
          The Indenture Trustee may make available to the Noteholders and the Rating Agency, via the Indenture Trustee’s Internet Website, the Monthly Servicer Report available each month and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Timeshare Loans as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
          The Indenture Trustee’s Internet Website shall be initially located at “www.CTSLink.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Issuer, the Servicer, the Noteholders and the Rating Agency. In connection with providing access to the Indenture Trustee’s Internet Website, the Indenture

Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture.
          The Indenture Trustee shall have the right to change the way Monthly Servicer Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.
          Annually (and more often if required by applicable law), the Indenture Trustee shall distribute to Noteholders any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Noteholders.
          Section 3.06 Note Balance Write-Down Amounts. The Note Balance Write-Down Amount, if any, on each Payment Date shall be applied first to the Class B Notes until the Outstanding Note Balance thereof is reduced to zero and second to the Class A Notes until the Outstanding Note Balance thereof is reduced to zero. The application of any Note Balance Write-Down Amount shall not affect the right of each Noteholder to receive all payments of principal and interest to be made with respect to the Notes.
          Section 3.07 Withholding Taxes. The Indenture Trustee, on behalf of the Issuer, shall comply with all requirements of the Code and applicable Treasury Regulations and applicable state and local law with respect to the withholding from any distributions made by it to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.
ARTICLE IV
THE TRUST ESTATE
          Section 4.01 Acceptance by Indenture Trustee.
          (a) Concurrently with the execution and delivery of this Indenture, the Indenture Trustee does hereby acknowledge and accept the conveyance by the Issuer of the assets constituting the Trust Estate. The Indenture Trustee shall hold the Trust Estate in trust for the benefit of the Noteholders, subject to the terms and provisions hereof. In connection with the conveyance of the Trust Estate to the Indenture Trustee, the Issuer has delivered or has caused the Seller to deliver (i) to the Custodian, the Timeshare Loan Files, and (ii) to the Servicer, the Timeshare Loan Servicing Files for each Timeshare Loan conveyed on the Closing Date. On or prior to each Substitution Date, the Issuer will deliver or cause the Seller to deliver (i) to the Custodian, the Timeshare Loan Files, and (ii) to the Servicer, the Timeshare Loan Servicing Files, for each Qualified Substitute Timeshare Loan to be conveyed on such Substitution Date.
          (b) The Indenture Trustee shall perform its duties under this Section 4.01 and hereunder on behalf of the Trust Estate and for the benefit of the Noteholders in accordance with the terms of this Indenture and applicable law and, in each case, taking into account its other obligations hereunder, but without regard to:

     (i) any relationship that the Indenture Trustee or any Affiliate of the Indenture Trustee may have with an Obligor;
     (ii) the ownership of any Note by the Indenture Trustee or any Affiliate of the Indenture Trustee;
     (iii) the Indenture Trustee’s right to receive compensation for its services hereunder or with respect to any particular transaction; or
     (iv) the ownership, or holding in trust for others, by the Indenture Trustee of any other assets or property.
          Section 4.02 Grant of Security Interest; Tax Treatment.
          (a) The provisions of this Indenture shall be construed in furtherance of the Intended Tax Characterization. The conveyance by the Issuer of the Timeshare Loans to the Indenture Trustee shall not constitute and are not intended to result in an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or the Servicer to the obligors, the insurers under any insurance policies, or any other Person in connection with the Timeshare Loans.
          (b) It is the intention of the parties hereto that, with respect to all taxes, the Notes will be treated as indebtedness of the Issuer to the Noteholders secured by the Timeshare Loans (the “Intended Tax Characterization”). The Issuer, the Servicer and the Indenture Trustee, by entering into this Indenture, and each Noteholder by the purchase of a Note, agree to report such transactions for purposes of all taxes in a manner consistent with the Intended Tax Characterization, unless otherwise required by applicable law. If the Notes are not properly treated as indebtedness with respect to all taxes, then the parties intend (as provided in the Trust Agreement) that they shall constitute interests in a partnership for such purposes and, in that regard, agree that no election to treat the Issuer in any part as a corporation under Treasury Regulation section 301.7701-3 shall be made by any Person.
          (c) The Issuer and the Servicer shall take no action inconsistent with the Indenture Trustee’s interest in the Timeshare Loans and shall indicate or shall cause to be indicated in its books and records held on its behalf that each Timeshare Loan constituting the Trust Estate has been assigned to the Indenture Trustee on behalf of the Noteholders.
          Section 4.03 Further Action Evidencing Assignments.
          (a) The Issuer and the Servicer each agrees that, from time to time, at its respective expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer or the Indenture Trustee or the Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Timeshare Loans or to enable the Indenture Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Issuer will, without the necessity of a request and upon the request of the Servicer or the Indenture Trustee, execute and file or record (or cause to be executed and filed or recorded) such

Assignments of Mortgage, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to create and maintain in the Indenture Trustee a first priority perfected security interest, at all times, in the Trust Estate, including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements prior to the effective date of any change of the name, identity or structure or relocation of its chief executive office or its jurisdiction of formation or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 or continuation statement previously filed pursuant to this Indenture seriously misleading within the meaning of applicable provisions of the UCC (and the Issuer shall give the Indenture Trustee at least 30 Business Days prior notice of the expected occurrence of any such circumstance). The Issuer shall deliver promptly to the Indenture Trustee file-stamped copies of any such filing.
          (b) (i) The Issuer hereby grants to each of the Servicer and the Indenture Trustee a power of attorney to execute, file and record all documents including, but not limited to Assignments of Mortgage, UCC financing statements, amendments or continuation statements, on behalf of the Issuer as may be necessary or desirable to effectuate the foregoing and any recordation pursuant to Section 5.18 hereof and (ii) the Servicer hereby grants to the Indenture Trustee a power of attorney to execute, file and record all documents on behalf of the Servicer as may be necessary or desirable to effectuate the foregoing; provided, however, that such grant shall not create a duty on the part of the Indenture Trustee or the Servicer to file, prepare, record or monitor, or any responsibility for the contents or adequacy of, any such documents.
          Section 4.04 Substitution and Repurchase of Timeshare Loans.
          (a) Mandatory Substitution and Repurchase of Timeshare Loans for Breach of Representation or Warranty. If at any time, any party hereto obtains knowledge, discovers, or is notified by any other party hereto, that any of the representations and warranties of the Seller in the Sale Agreement were incorrect at the time such representations and warranties were made, then the party discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture and the Seller. In the event any such representation or warranty of the Seller is incorrect and materially and adversely affects the value of a Timeshare Loan or the interests of the Noteholders therein, then the Issuer and the Indenture Trustee shall require the Seller, within 60 days after the date it is first notified of, or otherwise discovers such breach, to eliminate or otherwise cure in all material respects the circumstance or condition which has caused such representation or warranty to be incorrect or if the breach relates to a particular Timeshare Loan and is not cured in all material respects (such Timeshare Loan, a “Defective Timeshare Loan”), either (a) purchase the Issuer’s interest in such Defective Timeshare Loan at the Repurchase Price or (b) provide one or more Qualified Substitute Timeshare Loans and pay the Substitution Shortfall Amounts, if any. The Indenture Trustee is hereby appointed attorney-in-fact, which appointment is coupled with an interest and is therefore irrevocable, to act on behalf and in the name of the Issuer to enforce the Seller’s repurchase or substitution obligations if the Seller has not complied with its repurchase or substitution obligations under the Sale Agreement within 30 days of the end of the aforementioned 60 day period.
          (b) Optional Repurchase and Substitution of Timeshare Loans. On any date, pursuant to the Sale Agreement, the Seller shall have the option, but not the obligation, to either

(i) repurchase a Defaulted Timeshare Loan from the Issuer for a price equal to the Repurchase Price therefor, or (ii) substitute one or more Qualified Substitute Timeshare Loans for a Defaulted Timeshare Loan and pay the related Substitution Shortfall Amount, if any; provided, however, the aggregate Cut-Off Date Loan Balance of Defaulted Timeshare Loans that may be repurchased or substituted pursuant to this Section 4.04(b) shall be limited on any date to 15% and 20%, respectively, of the Aggregate Loan Balance on the Initial Cut-Off Date less the sum of the Loan Balances of all Defaulted Timeshare Loans (as of the date they became Defaulted Timeshare Loans) previously repurchased or substituted, as applicable, pursuant this Section 4.04(b).
          (c) Repurchase Prices and Substitution Shortfall Amounts. The Issuer and the Indenture Trustee shall direct that the Seller remit all amounts in respect of Repurchase Prices and Substitution Shortfall Amounts to the Indenture Trustee for deposit in the Collection Account. In the event that more than one Timeshare Loan is substituted pursuant to Section 4.04(a) or Section 4.04(b) hereof on any Substitution Date, the Substitution Shortfall Amounts and the Loan Balances of Qualified Substitute Timeshare Loans shall be calculated on an aggregate basis for all substitutions made on such Substitution Date.
          (d) Schedule of Timeshare Loans. The Issuer shall cause the Seller to provide the Indenture Trustee on any date on which a Timeshare Loan is repurchased or substituted, with a revised Schedule of Timeshare Loans to the Sale Agreement reflecting the removal of Timeshare Loans and subjecting any Qualified Substitute Timeshare Loans to the provisions thereof.
          (e) Officer’s Certificate. No substitution of a Timeshare Loan shall be effective unless the Issuer and the Indenture Trustee shall have received an Officer’s Certificate from the Seller indicating that (i) the new Timeshare Loan meets all the criteria of the definition of “Qualified Substitute Timeshare Loan”, (ii) the Timeshare Loan Files for such Qualified Substitute Timeshare Loan have been delivered to the Custodian, and (iii) the Timeshare Loan Servicing Files for such Qualified Substitute Timeshare Loan have been delivered to the Servicer.
          (f) Qualified Substitute Timeshare Loans. On or prior to the related Substitution Date, the Issuer shall direct the Seller to deliver or cause the delivery of the Timeshare Loan Files of the related Qualified Substitute Timeshare Loans to the Custodian on or prior to the related Substitution Date in accordance with the provisions of this Indenture and the Custodial Agreement.
          Section 4.05 Release of Lien.
          (a) The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any Timeshare Loan repurchased or substituted pursuant to Section 4.04 hereof, (i) in the case of any repurchase, after a payment by the Seller of the Repurchase Price of the Timeshare Loan, or (ii) in the case of any substitution, after payment of any applicable Substitution Shortfall Amount and the delivery of the Timeshare Loan Files for the related Qualified Substitute Timeshare Loan to the Custodian.

          (b) The Issuer shall be entitled to obtain a release from the Lien of the Indenture for any Timeshare Loan which has been paid in full.
          (c) In connection with (a) and (b) above, the Indenture Trustee will execute and deliver such endorsements and assignments as are provided to it by the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased or substituted Timeshare Loan being released pursuant to this Section 4.05. The Servicer shall direct the Custodian to release the related Timeshare Loan Files upon receipt of a Request for Release from the Servicer, as provided for in the Custodial Agreement.
          Section 4.06 Appointment of Custodian.
          The Indenture Trustee may appoint a Custodian to hold all of the Timeshare Loan Files as agent for the Indenture Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Timeshare Loan File and shall not be the Issuer or an Affiliate of the Issuer. The initial Custodian shall be Wells Fargo Bank, National Association pursuant to the terms of the Custodial Agreement. The Indenture Trustee shall not be responsible for paying the Custodial Fee or any other amounts owed to the Custodian.
          Section 4.07 Sale of Timeshare Loans.
          The parties hereto agree that none of the Timeshare Loans in the Trust Estate may be sold or disposed of in any manner except as expressly provided for herein.
ARTICLE V
SERVICING OF TIMESHARE LOANS
          Section 5.01 Appointment of Servicer; Servicing Standard.
          Subject to the terms and conditions herein, the Issuer hereby appoints DRFS as the initial Servicer hereunder. The Servicer shall service and administer the Timeshare Loans and perform all of its duties hereunder in accordance with applicable law, the Credit and Collection Policy, the terms of the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by institutions servicing timeshare loans secured by timeshare estates, or if a higher standard, the highest degree of skill and attention that the Servicer exercises with respect to comparable assets that the Servicer services for itself or its Affiliates (the “Servicing Standard”).
          Section 5.02 Payments on the Timeshare Loans.
          (a) The Servicer shall in a manner consistent with the Credit and Collection Policy attached hereto as Exhibit I, direct or otherwise cause the Obligors as to all Timeshare Loans (other than Obligors paying by means of credit cards) to mail or deposit by electronic means all Receivables and other payments due thereunder, or to make or credit such payments pursuant to automated clearing house debit and credit payments or credit card processing payment, remittance and collection agreements, directly to the Servicer’s existing centralized lockbox account (the “Centralized Lockbox Account”), which Centralized Lockbox Account shall consist of one or more accounts maintained by the Servicer at an Approved Financial Institution (each, a “Lockbox Bank”), acting with the consent or at the direction of the Indenture Trustee to a Lockbox Bank maintained by the Indenture Trustee for the benefit of the Noteholders. At all times, the Centralized Lockbox Account shall be subject to the Deposit Account Control Agreement and the Intercreditor Agreement. The Centralized Lockbox Account shall initially be maintained at Wachovia Bank, N.A.
          (b) Within one Business Day after receipt of any Receivables or other payments due under the Timeshare Loans in the Centralized Lockbox Account, the Servicer shall determine and segregate such Receivables and other payments from any monies or other items in the Centralized Lockbox Account that do not relate to Receivables or other payments made on the Timeshare Loans, and within one Business Day thereafter the Servicer shall remit such Receivables and other payments to the Collection Account. The Servicer is not required to remit any Miscellaneous Payments or Processing Charges, to the extent received, to the Collection Account.
          (c) If, notwithstanding such instructions as provided in Section 5.02(a) hereof, any such Receivables or other payments are delivered to the Seller, the Servicer or to any Affiliate thereof, the Servicer shall (or, as applicable, shall cause the Seller or such Affiliate to) deposit such Receivables or other payments into the Collection Account within two Business Days following the receipt.
          (d) All interest earned on funds received with respect to Timeshare Loans and any Processing Charges deposited in accounts of the Servicer or in the Centralized Lockbox Account prior to deposit to the Collection Account pursuant to Section 5.02(b) hereof shall be deemed to be additional compensation to the Servicer for the performance of its duties and obligations hereunder.
          (e) On the Closing Date and each Substitution Date, the Servicer shall deposit to the Collection Account all Receivables and other payments collected and received in respect of the Timeshare Loans (other than the amounts described in Section 5.02(d) hereof) after the related Cut-Off Date.
          (f) Subject to Sections 5.02(b), (c), (d) and (g) hereof, within two Business Days of receipt, the Servicer shall segregate all Receivables and other payments in respect of the Timeshare Loans and shall remit such amounts to the Collection Account. In the event that Miscellaneous Payments or Processing Charges are erroneously deposited in the Collection Account, the Indenture Trustee shall pay such funds to the Servicer prior to any distributions under Section 3.04 hereof on the next Payment Date as instructed by the Servicer.
          (g) The Servicer shall net out Liquidation Expenses from any Liquidation Proceeds on Defaulted Timeshare Loans prior to deposit of the net Liquidation Proceeds into the Collection Account pursuant to Section 5.02(f) hereof. To the extent that the Servicer shall subsequently recover any portion of such Liquidation Expenses from the related Obligor, the

Servicer shall deposit such amounts into the Collection Account in accordance with Section 5.02(f) hereof.
          Section 5.03 Duties and Responsibilities of the Servicer.
          (a) In addition to any other customary services which the Servicer may perform or may be required to perform hereunder, the Servicer shall perform or cause to be performed through sub-servicers, the following servicing and collection activities in accordance with the Servicing Standard:
     (i) perform standard accounting services and general record keeping services with respect to the Timeshare Loans;
     (ii) respond to telephone or written inquiries of Obligors concerning the Timeshare Loans;
     (iii) keep Obligors informed of the proper place and method for making payment with respect to the Timeshare Loans;
     (iv) contact Obligors to effect collection and to discourage delinquencies in the payment of amounts owed under the Timeshare Loans and doing so by any lawful means, including but not limited to (A) mailing of routine past due notices, (B) preparing and mailing collection letters, (C) contacting delinquent Obligors by telephone to encourage payment, and (D) mailing of reminder notices to delinquent Obligors;
     (v) report tax information to Obligors and taxing authorities to the extent required by law;
     (vi) take such other action as may be necessary or appropriate in the discretion of the Servicer for the purpose of collecting and transferring to the Indenture Trustee for deposit into the Collection Account all payments received by the Servicer or remitted to any of the Servicer’s accounts in respect of the Timeshare Loans (except as otherwise expressly provided herein), and to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Indenture;
     (vii) remarketing Timeshare Property;
     (viii) arranging for Liquidations of Timeshare Properties related to Defaulted Timeshare Loans;
     (ix) disposing of Timeshare Property related to the Timeshare Loans whether following repossession, foreclosure or otherwise;
     (x) to the extent requested by the Indenture Trustee, use reasonable best efforts to enforce the purchase and substitution obligation of the Seller under the Sale Agreement;

     (xi) not modify, waive or amend the terms of any Timeshare Loan; provided, however, the Servicer may modify, waive or amend a Timeshare Loan for which a default has occurred or is imminent and such modification, amendment or waiver does not (i) materially alter the interest rate on or the principal balance of such Timeshare Loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest, or any other terms of, such Timeshare Loan in any manner which would have a material adverse affect on Noteholders, (iii) adversely affect the Timeshare Property underlying such Timeshare Loan or (iv) reduce materially the likelihood that payments of interest and principal on such Timeshare Loan shall be made when due; provided, further, the Servicer may grant an extension of the final maturity of a Timeshare Loan if the Servicer, in its reasonable discretion, determines that (A) such Timeshare Loan is in default or default on such Timeshare Loan is likely to occur in the foreseeable future, and (B) the value of such Timeshare Loan will be enhanced by such extension; provided, further, that the Servicer shall not (1) grant more than one extension per calendar year with respect to a Timeshare Loan or (2) grant an extension for more than one calendar month with respect to a Timeshare Loan in any calendar year;
     (xii) working with Obligors in connection with any transfer of ownership of a Timeshare Property by an Obligor to another Person, whereby the Servicer may consent to the assumption by such Person of the Timeshare Loan related to such Timeshare Property; provided, however, in connection with any such assumption, the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Timeshare Loan shall not be changed other than as permitted in (xi) above;
     (xiii) deliver such information and data to the Back-Up Servicer as is required pursuant to Section 5.16 hereof; and
     (xiv) (A) use commercially reasonable best efforts to cause all the timeshare or fractional interest resorts operated by DRFS or its Affiliates to have property damage insurance coverage for the full replacement value thereof or, if not available on commercially reasonable terms, the maximum amount available on commercially reasonable terms, as determined in accordance with the Servicing Standard and (B) to the extent that there is any reduction in the policy limits of such coverage or the Servicer has determined, in accordance with the Servicing Standard, that such coverage is not available on commercially reasonable terms, provide written notice to the Issuer and each of the Rating Agency within five Business Days of such determination.
          (b) For so long as an Affiliate of the Servicer controls the Resorts, the Servicer shall use commercially reasonable best efforts to maintain our cause to maintain each Resort in good repair, working order and condition (ordinary wear and tear excepted).
          (c) For so long as an Affiliate of the Servicer controls the Resort Association for a Resort, and an Affiliate of the Servicer is the manager, (i) if an amendment or modification to the related management contract and master marketing and sale contract materially and adversely affects the Noteholders, then it may only be amended or modified with the written consent of Holders representing at least 51% of the then Outstanding Note Balance of each Class of Notes and (ii) if an amendment or modification to the related management contract and master marketing and sale contract does not materially and adversely affect the Noteholders, the Servicer shall send a copy of such amendment or modification (i) to the Rating Agency and (ii) to the Indenture Trustee as part of the Monthly Report to be delivered subsequent to the effective date of such amendment or modification.
          (d) In the event any Lien (other than a Permitted Lien) attaches to any Timeshare Loan or related collateral from any Person claiming from and through an Affiliate of the Servicer which materially adversely affects the Issuer’s interest in such Timeshare Loan, the Servicer shall, within the earlier to occur of ten Business Days after receiving notice of such attachment or the respective lienholders’ action to foreclose on such lien, either (i) cause such Lien to be released of record, (ii) provide the Indenture Trustee with a bond in accordance with the applicable laws of the state in which the Timeshare Property is located, issued by a corporate surety acceptable to the Indenture Trustee, in an amount and in form reasonably acceptable to the Indenture Trustee or (iii) provide the Indenture Trustee with such other security as the Indenture Trustee may reasonably require.
          (e) The Servicer shall: (i) promptly notify the Indenture Trustee and the Rating Agency of (A) receiving notice of any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Trust Estate, or any material part thereof, and (B) any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened against or affecting Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Trust Estate or the Servicer’s ability to service the same; (ii) at the request of Indenture Trustee with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer’s expense, any such claim, action or proceeding which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same; and (iii) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any governmental authority the failure to comply with which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same.
          (f) The Servicer shall not, and shall not permit any Person to, encumber, pledge or otherwise grant a Lien (other than in the normal course of business) or security interest in and to the Reservation System (including, without limitation, all hardware, software and data in respect thereof) and furthermore agrees, and shall use commercially reasonable efforts to keep the Reservation System operational, not to dispose of the same and to allow the Collections the use of, and access to, the Reservation System.
          (g) The Servicer shall notify the Indenture Trustee ten days prior to any material amendment or change to the Credit and Collection Policy, and shall have received written confirmation from the Rating Agency that such amendment or change will not cause the Rating Agency to reduce, qualify or withdraw the then current rating assigned to any Class of Notes. The Servicer shall deliver a copy of any non-material amendments or changes to the Credit and Collection Policy (i) to the Rating Agency and (ii) to the Indenture Trustee as part of the Monthly Report to be delivered subsequent to the effective date of such amendments or changes.

          (h) In connection with the Servicer’s duties under (vii), (viii) and (ix) in subsection (a) above, the Servicer will, as soon as practical, undertake such duties in the ordinary course in a manner similar and consistent with (or better than) the manner in which the Servicer sells or markets other Timeshare Property it or its Affiliates owns. In addition, in connection with the Servicer’s duties under (vii), (viii) and (ix) of subsection (a) above, the Servicer agrees that it shall remarket and sell the Timeshare Property related to Timeshare Loans owned by the Issuer before it remarkets and sells Timeshare Property of the same type owned by the Servicer or any of the Servicer’s Affiliates (other than Affiliates engaged primarily in receivables securitizations).
          (i) To the extent that any Timeshare Property related to a Defaulted Timeshare Loan is remarketed, the Servicer agrees that it shall require that any Liquidation Proceeds be in the form of cash only.
          (j) The Servicer shall provide written notice to the Rating Agency of any material modification, waiver or amendment of the terms of any Timeshare Loan effected pursuant to Section 5.03(a)(xi) hereof.
          (k) The Servicer shall, on behalf of the Issuer, maintain the perfection and priority of the security interest Granted hereunder.
          Section 5.04 Servicer Events of Default.
          (a) A “Servicer Event of Default” means the occurrence and continuance of any of the following events:
     (i) failure by the Servicer to make any required payment, transfer or deposit when due hereunder and the continuance of such default for a period of three Business Days;
     (ii) failure by the Servicer to provide any required report within five Business Days of when such report is required to be delivered hereunder;
     (iii) any failure by the Servicer to observe or perform in any material respect any covenant or agreement which has a material adverse effect on the Noteholders;
     (iv) any representation or warranty made by the Servicer in this Indenture shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the Servicer shall provide evidence satisfactory to the Indenture Trustee that such covenant cannot be cured in the 30 day period and that it is diligently pursuing a cure, 60 days) after the earlier of (x) the Servicer first acquiring knowledge thereof, and (y) the Indenture Trustee’s giving written notice thereof to the Servicer;
     (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Servicer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
     (vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Servicer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action.
          (b) If any Servicer Event of Default shall have occurred and not been waived hereunder, the Indenture Trustee may, and upon notice from Holders representing at least 51% of the then Outstanding Note Balance of each Class of Notes shall, terminate, on behalf of the Noteholders, by notice in writing to the Servicer, all of the rights and obligations of the Servicer, as Servicer under this Indenture.
          (c) If any Authorized Officer of the Servicer shall have knowledge of the occurrence of a default by the Servicer hereunder, the Servicer shall promptly notify the Indenture Trustee, the Issuer, the Rating Agency and the Initial Purchaser, and shall specify in such notice the action, if any, the Servicer is taking in respect of such default. Unless consented to by the Holders representing at least 51% of the then Outstanding Note Balance of each Class of Notes, the Issuer may not waive any Servicer Event of Default.
          (d) If any Servicer Event of Default shall have occurred and not been waived hereunder, the Indenture Trustee shall direct and the Servicer shall cause to be delivered, notices to the Obligors related to the Timeshare Loans, instructing such Obligors to remit payments in respect thereof to a lockbox account specified by the Indenture Trustee, such lockbox to be maintained as an Eligible Bank Account for the benefit of the Noteholders. The Indenture Trustee shall cause to be established a lockbox account in accordance with Section 3.01 hereof.
          Section 5.05 Accountings; Statements and Reports.
          (a) Monthly Servicer Report. Not later than each Determination Date, the Servicer shall deliver to the Issuer, the Indenture Trustee, the Rating Agency and the Initial Purchaser, a report (the “Monthly Servicer Report”) substantially in the form of Exhibit J hereto. The Monthly Servicer Report shall be completed with the information specified therein for the related Due Period and shall contain such other information as may be reasonably requested by the Issuer, the Indenture Trustee or the Initial Purchaser in writing at least five Business Days prior to such Determination Date. Each such Monthly Servicer Report shall be accompanied by an Officer’s Certificate of the Servicer in the form of Exhibit K hereto, certifying the accuracy of the computations reflected in such Monthly Servicer Report.
          (b) Certification as to Compliance. The Servicer shall deliver to the Issuer, the Indenture Trustee, the Rating Agency and the Initial Purchaser, an Officer’s Certificate on or before December 31 of each year commencing in 2009: (i) to the effect that a review of the activities of the Servicer during the preceding calendar year, and of its performance under this Indenture during such period has been made under the supervision of the officers executing such Officer’s Certificate with a view to determining whether during such period the Servicer had performed and observed all of its obligations under this Indenture, and either (A) stating that based on such review no Servicer Event of Default is known to have occurred and is continuing, or (B) if such a Servicer Event of Default is known to have occurred and is continuing, specifying such Servicer Event of Default and the nature and status thereof; and (ii) describing in reasonable detail to his knowledge any occurrence in respect of any Timeshare Loan which would be of adverse significance to a Person owning such Timeshare Loan.
          (c) Annual Accountants’ Reports. On or before each April 30 of each year commencing in 2010, the Servicer shall (i) cause a firm of independent public accountants to furnish a certificate or statement (and the Servicer shall provide a copy of such certificate or statement to the Issuer, the Owner Trustee, the Indenture Trustee, the Rating Agency and the Initial Purchaser), to the effect that such firm has performed certain procedures with respect to the Servicer’s servicing controls and procedures for the previous calendar year and that, on the basis of such firms’ procedures, conducted substantially in compliance with standards established by the American Institute of Certified Public Accountants, nothing has come to the attention of such firm indicating that the Servicer has not complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America (“USAP”), except for such significant exceptions or errors that, in the opinion of such firm, it is required to report; and (ii) cause its internal auditors to furnish a certificate or statement to the Issuer, the Indenture Trustee and the Initial Purchaser, to the effect that such internal auditors have (x) read this Indenture, (y) have performed certain procedures, in accordance with USAP, with respect to the records and calculations set forth in the Monthly Servicer Reports delivered by the Servicer during the reporting period and certain specified documents and records relating to the servicing of the Timeshare Loans and the reporting requirements with respect thereto and (z) on the basis of such internal auditor’s procedures, certifies that except for such exceptions as such internal auditors shall believe immaterial and such other exceptions as shall be set forth in such statement, (A) the information set forth in such Monthly Servicer Reports was correct; and (B) the servicing and reporting requirements have been conducted in compliance with this Indenture. In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 5.05(c), the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.
          (d) Report on Proceedings and Servicer Event of Default. (i) Promptly upon the Servicer’s becoming aware of any proposed or pending investigation of it by any Governmental Authority or any court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer and subsidiaries, as a whole, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits, or (ii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice to the Issuer, the Indenture Trustee, the Rating Agency and the Initial Purchaser describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto.
          Section 5.06 Records.
          The Servicer shall maintain all data for which it is responsible (including, without limitation, computerized tapes or disks) relating directly to or maintained in connection with the servicing of the Timeshare Loans (which data and records shall be clearly marked to reflect that the Timeshare Loans have been Granted to the Indenture Trustee on behalf of the Noteholders and constitute property of the Trust Estate) at the address specified in Section 13.03 hereof or, upon 15 days’ notice to the Issuer and the Indenture Trustee, at such other place where any Servicing Officer of the Servicer is located, and shall give the Issuer and the Indenture Trustee or their authorized agents access to all such information at all reasonable times, upon 72 hours’ written notice.
          Section 5.07 Fidelity Bond; Errors and Omissions Insurance.
          The Servicer shall maintain or cause to be maintained a fidelity bond and errors and omissions insurance with respect to the Servicer in such form and amount as is customary for institutions acting as custodian of funds in respect of timeshare loans or receivables on behalf of institutional investors. Any such fidelity bond or errors and omissions insurance shall be maintained in a form and amount that would meet the requirements of prudent institutional loan servicers. No provision of this Section 5.07 requiring such fidelity bond and errors and omissions insurance policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Indenture. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and errors and omissions insurance policy which, by the terms of such fidelity bond and such errors and omissions insurance policy, the coverage afforded thereunder extends to the Servicer. Upon a request of the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee, a certification evidencing coverage under such fidelity bond or such errors and omission insurance policy. Any such fidelity bond or such errors and omissions insurance policy shall not be canceled or modified in a materially adverse manner without ten days’ prior written notice to the Indenture Trustee.

          Section 5.08 Merger or Consolidation of the Servicer.
          (a) The Servicer shall promptly provide written notice to the Indenture Trustee and the Rating Agency of any merger or consolidation of the Servicer. The Servicer shall keep in full effect its existence, rights and franchise as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture or any of the Timeshare Loans and to perform its duties under this Indenture.
          (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) is a company whose business includes the servicing of assets similar to the Timeshare Loans and shall be authorized to transact business in the state or states in which the related Timeshare Properties it is to service are situated; (ii) is a U.S. Person, and (iii) delivers to the Indenture Trustee (A) an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Noteholders, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Indenture and (B) an Opinion of Counsel as to the enforceability of such agreement; provided, further, that the Rating Agency shall have confirmed in writing that such action will not cause the Rating Agency to reduce, qualify or withdraw the then current rating assigned to any Class of Notes.
          Section 5.09 Sub-Servicing.
          (a) The Servicer may enter into one or more subservicing agreements with a subservicer reasonably acceptable to Holders representing at least 51% of the then Outstanding Note Balance of each Class of Notes. References herein to actions taken or to be taken by the Servicer in servicing the Timeshare Loans include actions taken or to be taken by a subservicer on behalf of the Servicer. Any subservicing agreement will be upon such terms and conditions as the Servicer may reasonably agree and as are not inconsistent with this Indenture. The Servicer shall be solely responsible for any subservicing fees.
          (b) Notwithstanding any subservicing agreement, the Servicer (and the Successor Servicer if it is acting as such pursuant to Section 5.16 hereof) shall remain obligated and liable for the servicing and administering of the Timeshare Loans in accordance with this Indenture without diminution of such obligation or liability by virtue of such subservicing agreement and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Timeshare Loans.
          Section 5.10 Servicer Resignation.
          The Servicer shall not resign from the duties and obligations hereby imposed on it under this Indenture unless and until (i) the Successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder, and (ii) the Indenture Trustee shall have received written confirmation from the Rating Agency that such action will not cause the Rating Agency to reduce, qualify or withdraw the then current rating assigned to any Class of Notes. Upon such resignation, the Servicer shall comply with Section 5.16(f) hereof.
          Section 5.11 Fees and Expenses.
          As compensation for the performance of its obligations under this Indenture, the Servicer shall be entitled to receive on each Payment Date, from amounts on deposit in the Collection Account and in the priorities described in Section 3.04 hereof, the Servicing Fee and as additional compensation, the amounts described in Section 5.02(b) hereof. Other than Liquidation Expenses, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.
          Section 5.12 Access to Certain Documentation.
          Upon five Business Days’ prior written notice (or without prior written notice following a Servicer Event of Default), the Servicer will, from time to time during regular business hours, as requested by the Issuer, the Indenture Trustee or any Noteholder of at least 25% of the Aggregate Outstanding Note Balance of the most senior Class of Notes then outstanding and, prior to the occurrence of a Servicer Event of Default, at the expense of the Issuer, the Indenture Trustee or such Noteholder and upon the occurrence and continuance of a Servicer Event of Default, at the expense of the Servicer, permit the Issuer, the Indenture Trustee or any Noteholder of the most senior Class of Notes then outstanding or its agents or representatives (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the servicing of the Timeshare Loans serviced by it and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Timeshare Loans with any of the officers, employees or accountants of the Servicer having knowledge of such matters. Nothing in this Section 5.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 5.12.
          Section 5.13 No Offset.
          Prior to the termination of this Indenture, the obligations of Servicer under this Indenture shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Issuer, the Indenture Trustee or any Noteholder, whether in respect of this Indenture, any Timeshare Loan or otherwise.
          Section 5.14 Cooperation.
          The Indenture Trustee agrees to cooperate with the Servicer in connection with the Servicer’s preparation of the Monthly Servicer Report, including without limitation, providing account balances of Trust Accounts and notification of the Events of Default or Rapid

Amortization Period and other information of which the Indenture Trustee has knowledge which may affect the Monthly Servicer Report.
          Section 5.15 Indemnification; Third Party Claim.
          The Servicer agrees to indemnify the Issuer, the Indenture Trustee, the Custodian and the Noteholders from and against any and all actual damages (excluding economic losses related to the collectibility of any Timeshare Loan), claims, reasonable attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that each may sustain because of the failure of the Servicer to service the Timeshare Loans in accordance with the Servicing Standard or otherwise perform its obligations and duties hereunder in compliance with the terms of this Indenture, or because of any act or omission by the Servicer due to its negligence or willful misconduct in connection with its maintenance and custody of any funds, documents and records under this Indenture, or its release thereof except as contemplated by this Indenture. The Servicer shall immediately notify the Issuer and the Indenture Trustee if it has knowledge or should have knowledge of a claim made by a third party with respect to the Timeshare Loans, and, if such claim relates to the servicing of the Timeshare Loans by the Servicer, assume, with the consent of the Indenture Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it. This Section 5.15 shall survive the termination of this Indenture or the resignation or removal of the Servicer hereunder.
          Section 5.16 Back-Up Servicer and Successor Servicer.
          (a) Subject to the terms and conditions herein, the Issuer hereby appoints Wells Fargo Bank, National Association as the initial Back-Up Servicer hereunder. The Back-Up Servicer shall perform all of its duties hereunder in accordance with applicable law, the terms of this Indenture, the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by the Back-Up Servicer with respect to comparable assets that the Back-Up Servicer services for itself or other Persons. The Back-Up Servicer shall be compensated for its services hereunder by the Back-Up Servicing Fee.
          (b) Not later than the fourth Business Day preceding a Payment Date (unless otherwise requested more frequently by the Indenture Trustee), the Servicer shall prepare and deliver to the Back-Up Servicer: (i) a copy of the Monthly Servicer Report and all other reports and notices, if any, delivered to the Issuer and the Indenture Trustee (collectively, the “Monthly Reports”); (ii) a computer file or files stored on compact disc, magnetic tape or provided electronically, prepared in accordance with the record layout for data conversion attached hereto as Exhibit G and made a part hereof (the “Tape(s)”); and (iii) a computer file or files stored on compact disc, magnetic tape or provided electronically containing cumulative payment history for the Timeshare Loans, including servicing collection notes (the “Collection Reports”). The Tape(s) shall contain (y) all information with respect to the Timeshare Loans as of the close of business on the last day of the Due Period necessary to store the appropriate data in the Back-Up Servicer’s system from which the Back-Up Servicer will be capable of preparing a daily trial balance relating to the data and (z) an initial trial balance showing balances of the Timeshare Loans as of the last business day corresponding to the date of the Tape(s) (the “Initial Trial Balance”). The Back-Up Servicer shall have no obligations as to the Collection Reports other than to insure that they are able to be opened and read (which it shall determine promptly upon receipt). The Servicer shall give prompt written notice to the Indenture Trustee, the Back-Up Servicer and the Initial Purchaser of any modifications in the Servicer’s servicing systems.
          (c) The Back-Up Servicer shall use the Tape(s) and Initial Trial Balance to ensure that the Monthly Reports are complete on their face and the following items in such Monthly Reports have been accurately calculated, if applicable, and reported: (i) the Aggregate Loan Balance, (ii) the Aggregate Outstanding Note Balance, (iii) the payments to be made pursuant to Section 3.04 hereof, (iv) the Default Level and (v) the Delinquency Level. The Back-Up Servicer shall give written notice on or prior to the Business Day immediately preceding the related Payment Date to the Indenture Trustee of any discrepancies discovered pursuant to its review of the items required by this Section 5.16(c) or if any of the items in Section 5.16(b) can not be open and read.
          (d) Other than the duties specifically set forth in this Indenture and those additional standard reports or services the Servicer or the Indenture Trustee may request of the Back-Up Servicer from time to time, the Back-Up Servicer shall have no obligation hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-Up Servicer shall have no liability for any action taken or omitted to be taken by the Servicer.
          (e) From and after the receipt by the Servicer of a written termination notice pursuant to Section 5.04 hereof or the resignation of the Servicer pursuant to Section 5.10 hereof, and upon written notice thereof to the Back-Up Servicer from the Indenture Trustee, all authority and power of the Servicer under this Indenture, whether with respect to the Timeshare Loans or otherwise, shall pass to and be vested in the Back-Up Servicer, as the Successor Servicer, on the Assumption Date (as defined in Section 5.16(f) hereof).
          (f) The Servicer shall perform such actions as are reasonably necessary to assist the Indenture Trustee and the Successor Servicer in such transfer of the Servicer’s duties and obligations pursuant to Section 5.16(e) hereof. The Servicer agrees that it shall promptly (and in any event no later than five Business Days subsequent to its receipt of the notice of termination) provide the Successor Servicer (with costs being borne by the Servicer) with all documents and records (including, without limitation, those in electronic form) reasonably requested by it to enable the Successor Servicer to assume the Servicer’s duties and obligations hereunder, and shall cooperate with the Successor Servicer in effecting the assumption by the Successor Servicer of the Servicer’s obligations hereunder, including, without limitation, the transfer within two Business Days to the Successor Servicer for administration by it of all cash amounts which shall at the time or thereafter received by it with respect to the Timeshare Loans (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Indenture on or prior to the date of such termination). If the Servicer fails to undertake such action as is reasonably necessary to effectuate such transfer of its duties and obligations, the Indenture Trustee, or the Successor Servicer if so directed by the Indenture Trustee, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary to effect the purposes of such notice of termination. Promptly after receipt by the Successor Servicer of such documents and records, the Successor Servicer will commence the performance of such servicing duties and obligations as successor Servicer in accordance with the terms and conditions of this Indenture (such date, the “Assumption Date”), and from and after the Assumption Date the Successor Servicer shall receive the Servicing Fee and agrees to and shall be bound by all of the provisions of this Article V and any other provisions of this Indenture relating to the duties and obligations of the Servicer, except as otherwise specifically provided herein.
     (i) Notwithstanding anything contained in this Indenture to the contrary, the Successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the Servicer relating to the Timeshare Loans (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Successor Servicer making or continuing any Errors (collectively, “Continued Errors”), the Successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Successor Servicer becomes aware of Errors or Continued Errors, the Successor Servicer, with the prior consent of the Indenture Trustee (acting at the direction of Notholders representing at least 51% of the then Outstanding Note Balance of each Class of Notes) shall use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors and shall be entitled to recover its costs thereby.
     (ii) The Successor Servicer shall have: (A) no liability with respect to any obligation which was required to be performed by the terminated or resigned Servicer prior to the Assumption Date or any claim of a third party based on any alleged action or inaction of the terminated or resigned Servicer, (B) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (C) no obligation to pay any taxes required to be paid by the Servicer, (D) no obligation to pay any of the fees and expenses of any other party involved in this transaction that were incurred by the prior Servicer and (E) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer.
          (g) In the event that Wells Fargo Bank, National Association as the initial Back-Up Servicer is terminated for any reason, or fails or is unable to act as Back-Up Servicer and/or as Successor Servicer, the Indenture Trustee may enter into a back-up servicing agreement with a back-up servicer, and may appoint a successor servicer to act under this Indenture, in either event (i) on such terms and conditions as are provided herein as to the Back-Up Servicer or the Successor Servicer, as applicable and (ii) with the written confirmation from the Rating Agency that such action will not cause the Rating Agency to reduce, qualify or withdraw the then current rating assigned to any Class of Notes.

          Section 5.17 Limitation on Liability.
          It is expressly understood and agreed by the parties hereto that DRFS is executing this Indenture solely as Servicer and DRFS undertakes to perform such duties and only such duties as are specifically set forth in this Indenture applicable to the Servicer.
          Section 5.18 Recordation.
          The Servicer agrees to cause all evidences of recordation and assignment of the original Mortgage to be delivered to the Custodian to be held as part of the Timeshare Loan Files. Upon the direction of the Issuer, the Servicer or the Indenture Trustee, the Indenture Trustee shall cause either the Custodian or a third party appointed by the Indenture Trustee to complete the Assignments of Mortgage and (at the Servicer’s expense) record such Assignments of Mortgage in all appropriate jurisdictions.
          Section 5.19 St. Maarten Notice.
          Within 45 days of the Closing Date (with respect to the initial Timeshare Loans) or any Substitution Date (with respect to a Qualified Substitute Timeshare Loan), as the case may be, the Servicer shall give notice to each Obligor under a Timeshare Loan with respect to any Resort in the territory of St. Maarten that such Timeshare Loan has been transferred and assigned to the Indenture Trustee, in trust, for the benefit of the Noteholders. Such notice may include any notice or notices that the Issuer’s predecessors in title to the Timeshare Loan may give to the same Obligor with respect to any transfers and assignments of the Timeshare Loan by such predecessors. Such notice shall be in the form attached hereto as Exhibit N, as the same may be amended, revised or substituted by the Indenture Trustee and the Servicer from time to time.
ARTICLE VI
EVENTS OF DEFAULT; REMEDIES
          Section 6.01 Events of Default.
          “Event of Default” wherever used herein with respect to Notes, means any one of the following:
          (a) default in the payment of interest on any Note within two Business Days after the same becomes due and payable (determined irrespective of Available Funds); or
          (b) a failure to reduce the Aggregate Outstanding Note Balance to zero and to reimburse all the Note Balance Write-Down Amounts, if any, at the Stated Maturity; or
          (c) a non-monetary default in the performance, or breach, of any covenant of the Issuer in this Indenture (other than a covenant dealing with a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section 6.01), the continuance of such default or breach for a period of 30 days (or, if the Issuer shall provide evidence satisfactory to the Indenture Trustee that such covenant cannot be cured in the 30 day period and that it is diligently pursuing a cure, 60 days) after the earlier of (x) the Issuer first acquiring knowledge thereof, and (y) the Indenture Trustee’s giving written notice thereof to the Issuer; provided, however, that if such default or breach is in respect of the additional covenants contained in Section 8.06(a)(i) or (ii), there shall be no grace period whatsoever; or
          (d) if any representation or warranty of the Issuer made in this Indenture shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the Issuer shall provide evidence satisfactory to the Indenture Trustee that such representation or warranty cannot be cured in the 30 day period and that it is diligently pursuing a cure, 60 days) after the earlier of (x) the Issuer first acquiring knowledge thereof, and (y) the Indenture Trustee’s giving written notice thereof to the Issuer; or
          (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
          (f) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or
          (g) any failure by the Seller (or the Performance Guarantors as required under the Seller Undertaking Agreement) to cure, repurchase or substitute a Defective Timeshare Loan as required under the Sale Agreement;
          (h) the Issuer becoming subject to registration as an “investment company” under the Investment Company Act of 1940, as amended; or
          (i) the impairment of the validity of any security interest of the Indenture Trustee in the Trust Estate in any material respect, except as expressly permitted hereunder, or the creation of any material encumbrance on all or any portion of the Trust Estate not otherwise permitted which is not stayed or released within 10 days of the Issuer having knowledge of its creation.
          A Servicer Event of Default shall not constitute an Event of Default hereunder.

          Section 6.02 Acceleration of Maturity; Rescission and Annulment.
          (a) If an Event of Default of the kind specified in Section 6.01(e) or Section 6.01(f) hereof occurs, each Class of Notes shall automatically become due and payable at its Outstanding Note Balance together with all accrued and unpaid interest thereon. If an Event of Default (other than an Event of Default of the kind described in the preceding sentence) is related to the failure to pay interest or principal in respect of a Class of Notes, the Indenture Trustee shall, upon notice from Holders (other than DRC or an affiliate thereof) representing at least 66- 2/3% of the Outstanding Note Balance of the most senior Class of Notes then Outstanding (plus, if the payment of interest and principal on the most senior Class of Notes is current, the consent of holders (other than DRC or an affiliate thereof) representing at least a majority of the Outstanding Note Balance of each Class of Notes which has failed to receive one or more payments of interest or principal), declare each Class of Notes to be immediately due and payable at its Outstanding Note Balance together with all accrued and unpaid interest thereon. If an Event of Default (other than an Event of Default described in the preceding two sentences) shall occur and is continuing, the Indenture Trustee shall, upon notice from Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes, declare each Class of Notes to be immediately due and payable at its Outstanding Note Balance together with all accrued and unpaid interest thereon. Upon any such declaration or automatic acceleration, the Outstanding Note Balance of each Class of Notes together with all accrued and unpaid interest thereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer. The Indenture Trustee shall promptly send a notice of any declaration or automatic acceleration to the Rating Agency.
          (b) At any time after such a declaration of acceleration has been made, or after such acceleration has automatically become effective and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Holders (other than DRC or an Affiliate thereof) representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:
     (i) The amounts on deposit in the Trust Accounts and other funds from collections with respect to the Timeshare Loans in the possession of the Servicer but not yet deposited in the Trust Accounts, is a sum sufficient to pay:
     (A) all principal due on each Class of Notes which has become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the applicable Note Rate,

     (B) all interest due with respect to each Class of Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the applicable Note Rate, and
     (C) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of each of the Indenture Trustee and the Servicer, its agents and counsel;
     and
     (ii) all Events of Default with respect to the Notes, other than the non-payment of the Outstanding Note Balance of each Class of Notes which became due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13 hereof.
No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.
          Section 6.03 Remedies.
          (a) If an Event of Default with respect to the Notes occurs and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02 hereof and shall solicit such Noteholders for advice. The Indenture Trustee shall then take such action as so directed by the Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes subject to the provisions of this Indenture.
          (b) Following any acceleration of the Notes, the Indenture Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the UCC or other applicable law, subject to subsection (d) below. Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee of an express trust.
          (c) If an Event of Default specified in Section 6.01(a) hereof occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the Aggregate Outstanding Note Balance and interest remaining unpaid with respect to the Notes.
          (d) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion, and at the instruction of the Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes shall proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial or other proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Indenture Trustee shall notify the Issuer, the Rating Agency, the Servicer and the Noteholders of any such action.
          (e) If (i) the Indenture Trustee shall have received instructions within 45 days from the date notice pursuant to Section 6.03(a) hereof is first given from Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes to the effect that such Persons approve of or request the liquidation of the Timeshare Loans or (ii) upon an Event of Default set forth in Section 6.01(e) or (f) hereof, the Indenture Trustee shall to the extent lawful, promptly sell, dispose of or otherwise liquidate the Timeshare Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided, however, that, upon an Event of Default set forth in Section 6.01(e) or (f) hereof, Holders representing at least 51% of the then Outstanding Note Balance of each Class of Notes may notify the Indenture Trustee that such liquidation shall not occur. The Indenture Trustee may obtain a prior determination from any conservator, receiver or liquidator of the Issuer that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.
          Section 6.04 Indenture Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, or the property of the Issuer, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:
     (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and any predecessor Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel) and of the Noteholders allowed in such judicial proceeding;
     (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and
     (iii) to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter;
and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, and any other amounts due the Indenture Trustee and any predecessor Indenture Trustee under Section 7.06 hereof.

          (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, agreement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or affecting the Timeshare Loans or the other assets constituting the Trust Estate or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.
          Section 6.05 Indenture Trustee May Enforce Claims Without Possession of Notes.
          All rights of action and claims under this Indenture, the Notes, the Timeshare Loans or the other assets constituting the Trust Estate may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provisions for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, be for the benefit of the Noteholders in respect of which such judgment has been recovered, and pursuant to the priorities contemplated by Section 3.04 hereof.
          Section 6.06 Application of Money Collected.
          Subject to the following paragraph, if the Notes have been declared, have automatically become, or otherwise become due and payable following an Event of Default and such declaration or automatic acceleration has not been rescinded or annulled, any money collected by the Indenture Trustee in respect of the Trust Estate and any other money that may be held thereafter by the Indenture Trustee as security for the Notes, including without limitation the amounts on deposit in the Reserve Account, shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, without presentment of any Notes:
(i)	to the Indenture Trustee and the Custodian, ratably based on their respective entitlements, any unpaid Indenture Trustee Fees, Indenture Trustee Expenses, Custodial Fees or Custodial Expenses incurred and charged and unpaid as of such date;

(ii)	to the Back-Up Servicer, any unpaid Back-Up Servicing Fees and Transition Expenses;

(iii)	to the Owner Trustee, any unpaid Owner Trustee Fees and Owner Trustee Expenses;

(iv)	to the Administrator, any unpaid Administrator Fees;

(v)	to the Servicer, any unpaid Servicing Fees; provided, however, that immediately after receipt of such Servicing Fees, the Servicer shall remit the Issuer’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;

(vi)	to the Class A Noteholders, the Class A Interest Distribution Amount;

(vii)	to the Class A Noteholders, all remaining amounts until the Outstanding Note Balance of the Class A Notes is reduced to zero and all Note Balance Write-Down Amounts applied to the Class A Notes have been reimbursed with interest at the related Note Rate;

(viii)	to the Class B Noteholders, the Class B Interest Distribution Amount;

(ix)	to the Class B Noteholders, all remaining amounts until the Outstanding Note Balance of the Class B Notes is reduced to zero and all Note Balance Write-Down Amounts applied to the Class B Notes have been reimbursed with interest at the related Note Rate; and

(x)	to the Owner or any subsequent owners of the beneficial interests in the Issuer, any remaining amounts.
          Section 6.07 Limitation on Suits.
          No Noteholder, solely by virtue of its status as Noteholder, shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, unless an Event of Default shall have occurred and is continuing and the Holders of Notes evidencing not less than 25% of the then Outstanding Note Balance of each Class of Notes shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Indenture Trustee during such 60-day period by such Noteholders; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 6.07, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.
          Section 6.08 Unconditional Right of Noteholders to Receive Principal and Interest.
          Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property comprising the Trust Estate, the Holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such payments of principal and interest become due, including the Stated Maturity, and such right shall not be impaired without the consent of such Noteholder.
          Section 6.09 Restoration of Rights and Remedies.
          If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee and the Noteholders continue as though no such proceeding had been instituted.
          Section 6.10 Rights and Remedies Cumulative.
          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.05(f) hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
          Section 6.11 Delay or Omission Not Waiver.
          No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
          Section 6.12 Control by Noteholders.
          Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 11.01(a)(i) and (ii) hereof have been satisfied in full, the Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, with respect to the Notes. Notwithstanding the foregoing:
     (i) no such direction shall be in conflict with any rule of law or with this Indenture;
     (ii) the Indenture Trustee shall not be required to follow any such direction which the Indenture Trustee reasonably believes might result in any personal liability on the part of the Indenture Trustee for which the Indenture Trustee is not adequately indemnified; and
     (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with any such direction; provided that the Indenture Trustee shall give notice of any such action to each Noteholder.
     Section 6.13 Waiver of Events of Default.
          (a) The Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes may, by one or more instruments in writing, waive any Event of Default on behalf of all Noteholders hereunder and its consequences, except a continuing Event of Default:
     (i) in respect of the payment of the principal of or interest on any Note (which may only be waived by the Holder of such Note), or
     (ii) in respect of a covenant or provision hereof which under Article 9 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected (which only may be waived by the Holders of all Outstanding Notes affected).
          (b) A copy of each waiver pursuant to Section 6.13(a) hereof shall be furnished by the Issuer to the Indenture Trustee and each Noteholder. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.
          Section 6.14 Undertaking for Costs.
          All parties to this Indenture agree (and each Holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders representing at least 51% of the then Outstanding Note Balance of each Class of Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the Stated Maturity as applicable.
          Section 6.15 Waiver of Stay or Extension Laws.
          The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
          Section 6.16 Sale of Trust Estate.
          (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.03 hereof shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate so allocated shall have been sold or all amounts payable on the Notes shall have been paid. The Indenture Trustee may from time to time, upon directions in accordance with Section 6.12 hereof, postpone any public sale by public announcement made at the time and place of such sale.
          (b) To the extent permitted by applicable law, the Indenture Trustee shall not sell to a third party the Trust Estate, or any portion thereof except as permitted under Section 6.03(e) hereof.
          (c) In connection with a sale of all or any portion of the Trust Estate:
     (i) any one or more Noteholders and the Owner may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment; provided, however, that the Owner may irrevocably waive its option to bid for and purchase the property offered for sale by delivering a waiver letter to the Indenture Trustee;
     (ii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance prepared by the Servicer transferring its interest without representation or warranty and without recourse in any portion of the Trust Estate in connection with a sale thereof;
     (iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale;
     (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and

     (v) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.
ARTICLE VII
THE INDENTURE TRUSTEE
          Section 7.01 Certain Duties. The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee (including, without limitation, the duties referred to in Section 5.04 hereof during the continuance of a Servicer Event of Default, or a Servicer Event of Default resulting in the appointment of the Back-Up Servicer as Successor Servicer pursuant to Section 5.16 hereof).
          (b) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, provided however, the Indenture Trustee shall not be required to verify or recalculate the contents thereof.
          (c) In case an Event of Default or a Servicer Event of Default (resulting in the appointment of the Back-Up Servicer as Successor Servicer) has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs; provided, however, that no provision in this Indenture shall be construed to limit the obligations of the Indenture Trustee to provide notices under Section 7.02 hereof.
          (d) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity (which may be in the form of written assurances) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.
          (e) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
     (i) this Section 7.01(e) shall not be construed to limit the effect of Section 7.01(a) and (b) hereof;
     (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Indenture Trustee shall have been negligent in ascertaining the pertinent facts; and

     (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of the requisite principal amount of the outstanding Notes, or in accordance with any written direction delivered to it under Section 6.02(a) hereof, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.
          (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.
          (g) The Indenture Trustee makes no representations or warranties with respect to the Timeshare Loans.
          (h) Notwithstanding anything to the contrary herein, the Indenture Trustee is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
          Section 7.02 Notice of Events of Default and Rapid Amortization Period.
          The Indenture Trustee shall promptly (but in any event within three Business Days) notify the Issuer, the Servicer, the Rating Agency and the Noteholders upon a Responsible Officer obtaining actual knowledge of any event which constitutes an Event of Default or a Servicer Event of Default, or would trigger a Rapid Amortization Period or would constitute an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both, provided, further, that this Section 7.02 shall not limit the obligations of the Indenture Trustee to provide notices expressly required by this Indenture.
          Section 7.03 Certain Matters Affecting the Indenture Trustee. Subject to the provisions of Section 7.01 hereof:
          (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
          (b) Any request or direction of any Noteholders, the Issuer, or the Servicer mentioned herein shall be in writing;
          (c) Whenever in the performance of its duties hereunder the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or Opinion of Counsel;

          (d) The Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;
          (e) Prior to the occurrence of an Event of Default or a Servicer Event of Default, so long as a Rapid Amortization Period does not exist, or after the curing of all Events of Default or Servicer Events of Default which may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by Noteholders representing at least 51% of the then Outstanding Note Balance of each Class of Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Indenture Trustee, shall be reimbursed by the Servicer upon demand;
          (f) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be Affiliates of the Indenture Trustee) and the Indenture Trustee shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder; and
          (g) Delivery of any reports, information and documents to the Indenture Trustee provided for herein is for informational purposes only (unless otherwise expressly stated) and the Indenture Trustee’s receipt of such shall not constitute constructive knowledge of any information contained therein or determinable from information contained therein, including the Servicer’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officers’ Certificates).
          Section 7.04 Indenture Trustee Not Liable for Notes or Timeshare Loans. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or any Transaction Document, the Notes (other than the authentication thereof) or of any Timeshare Loan. The Indenture Trustee shall not be accountable for the use or application by the Issuer of funds paid to the Issuer in consideration of conveyance of the Timeshare Loans to the Trust Estate.
          (b) The Indenture Trustee shall have no responsibility or liability for or with respect to the validity of any security interest in any property securing a Timeshare Loan; the existence or validity of any Timeshare Loan, the validity of the assignment of any Timeshare Loan to the Trust Estate or of any intervening assignment; the review of any Timeshare Loan, any Timeshare Loan File, the completeness of any Timeshare Loan File, the receipt by the Custodian of any Timeshare Loan or Timeshare Loan File (it being understood that the Indenture Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Timeshare Loan; the compliance by the Issuer or the Servicer with any covenant or the breach by the Servicer or the Issuer of any warranty or representation made hereunder or in any Transaction Document or the accuracy of any such warranty or representation; the acts or omissions of the Issuer, the Servicer or any Obligor; or any action of the Servicer or the Servicer taken in the name of the Indenture Trustee.
          (c) If the Back-Up Servicer acts as Successor Servicer hereunder, it shall be entitled to the protections of Section 7.04(b) hereof.
          Section 7.05 Indenture Trustee May Own Notes.
          The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Indenture Trustee.
          Section 7.06 Indenture Trustee’s Fees and Expenses.
          On each Payment Date, the Indenture Trustee shall be entitled to the Indenture Trustee Fee and reimbursement of Indenture Trustee Expenses in the priority provided in Section 3.04 hereof.
          Section 7.07 Eligibility Requirements for Indenture Trustee.
          The Indenture Trustee hereunder shall at all times (a) be a corporation, depository institution, national banking association or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Bank Account, (d) have a long-term unsecured debt rating of not less than “Baa2” from Moody’s or “A+” from S&P and (e) shall be acceptable to Noteholders representing at least 51% of the then Outstanding Note Balance of each Class of Notes. If such institution publishes reports of condition at least annually, pursuant to or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.07, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 7.08 hereof.
          Section 7.08 Resignation or Removal of Indenture Trustee. The Indenture Trustee may at any time resign and be discharged with respect to the Notes by giving 60 days’ written notice thereof to the Servicer, the Issuer and the Noteholders. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee not objected to by Noteholders representing more than 51% of the then Outstanding Note Balance of each Class of Notes within 30 days of such notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Issuer, the Servicer, the successor Indenture Trustee and the predecessor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
          (b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 7.07 hereof and shall fail to resign after written request therefor by the Issuer, or if at any time the Indenture Trustee shall be legally unable to act, fails to perform in any material respect its obligations under this Indenture, or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer or Holders representing more than 51% of the then Outstanding Note Balance of each Class of Notes may direct, and the Servicer shall follow such direction and remove the Indenture Trustee. If it removes the Indenture Trustee under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Indenture Trustee not objected to by Holders representing more than 51% of the then Outstanding Note Balance of each Class of Notes, within 30 days after prior written notice, by written instrument, one counterpart of which instrument shall be delivered to each of the Issuer, the Servicer, the Noteholders, the Rating Agency, the successor Indenture Trustee and the predecessor Indenture Trustee.
          (c) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 7.08 shall not become effective until acceptance of appointment by the successor Indenture Trustee as provided in Section 7.09 hereof.
          Section 7.09 Successor Indenture Trustee. Any successor Indenture Trustee appointed as provided in Section 7.08 hereof shall execute, acknowledge and deliver to each of the Servicer, the Issuer, the Noteholders and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Indenture Trustee. The predecessor Indenture Trustee shall deliver or cause to be delivered to the successor Indenture Trustee or its custodian any Transaction Documents and statements held by it or its custodian hereunder; and the Servicer and the Issuer and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Indenture Trustee of all such rights, powers, duties and obligations.
          (b) In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes, the Issuer, the retiring Indenture Trustee and each successor Indenture Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust Estate hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same allocated trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein and each such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates; but, on request of the Issuer or any successor Indenture Trustee, such retiring Indenture Trustee shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder with respect to the Notes of that or those to which the appointment of such successor Indenture Trustee relates.
          Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in the preceding paragraph.
          (c) No successor Indenture Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Indenture Trustee shall be eligible under the provisions of Section 7.07 hereof.
          (d) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.09, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to each Noteholder at its address as shown in the Note Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer and the Servicer.
          Section 7.10 Merger or Consolidation of Indenture Trustee.
          Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 7.07 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
          Section 7.11 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. At any time or times for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken, the Indenture Trustee, the Servicer or the Holders representing at least 51% of the then Outstanding Note Balance of each Class of Notes, by an instrument in writing signed by it or them, may appoint, at the reasonable expense of the Issuer (as an Indenture Trustee Expense) and the Servicer, one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, of all or any part of the Trust Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Indenture Trustee to act. Notwithstanding the appointment of any separate or co-trustee, the Indenture Trustee shall remain obligated and liable for the obligations of the Indenture Trustee under this Indenture. The Indenture Trustee shall promptly send a notice of any such appointment to the Rating Agency.
          (b) The Indenture Trustee and, at the request of the Indenture Trustee, the Issuer shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights, or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Trust Estate or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or separate trustees or co-trustees jointly with the Indenture Trustee subject to all the terms of this Indenture, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. In any case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all assets, property, rights, power duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.
          (c) All provisions of this Indenture which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.11.
          (d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions: (i) all powers, duties and obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed and exercised or performed by the Indenture Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Timeshare Properties in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such trustee except jointly with, or with the consent of, the Indenture Trustee; and (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.
          If at any time, the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to such law, the Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.
          (e) Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.
          (f) Notwithstanding any other provision of this Section 7.11, the powers of any additional trustee or separate trustee shall not exceed those of the Indenture Trustee hereunder.
          Section 7.12 Note Registrar Rights.
          So long as the Indenture Trustee is the Note Registrar, the Note Registrar shall be entitled to the rights, benefits and immunities of the Indenture Trustee as set forth in this Article VII to the same extent and as fully as though named in place of the Indenture Trustee.
          Section 7.13 Authorization.
          The Indenture Trustee is hereby authorized to enter into and perform each of the Transaction Documents and the Depository Agreement.
ARTICLE VIII
COVENANTS
          Section 8.01 Payment of Principal and Interest.
          The Issuer will cause the due and punctual payment of the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.
          Section 8.02 Maintenance of Office or Agency; Chief Executive Office.
          The Issuer will maintain an office or agency in the State of Delaware at the Corporate Trust Office of the Owner Trustee, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

          Section 8.03 Money for Payments to Noteholders to be Held in Trust.
          (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts pursuant to Section 3.04 or Section 6.06 hereof shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.03, in Section 3.04 hereof or Section 6.06 hereof.
          (b) In making payments hereunder, the Indenture Trustee will hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.
          (c) Except as required by applicable law, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Issuer upon request; otherwise, such amounts shall be redeposited in the Collection Account as Available Funds, and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease.
          Section 8.04 Existence; Merger; Consolidation, etc.
          (a) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign statutory trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Timeshare Loans.
          (b) The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of distributions, (iii) all requisite and appropriate formalities (including without limitation all appropriate authorizations required by the Trust Agreement) in the management of its business and affairs and the conduct of the transactions contemplated hereby, and (iv) the provisions of the Trust Agreement.
          (c) The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.
          (d) The Issuer shall not become an “investment company” or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term “investment company” but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 8.04 if it shall have obtained an order exempting it from regulation as an “investment company” so long as it is in compliance with the conditions imposed in such order.
          Section 8.05 Protection of Trust Estate; Further Assurances.
          The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:
     (i) Grant more effectively the assets comprising all or any portion of the Trust Estate;
     (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;
     (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Indenture Trustee in each of the Timeshare Loans and all other property included in the Trust Estate; provided, that the Issuer shall not be required to cause the recordation of the Indenture Trustee’s name as lienholder on the related title documents for the Timeshare Properties so long as no Event of Default has occurred and is continuing;
     (iv) enforce or cause the Servicer to enforce any of the Timeshare Loans in accordance with the Servicing Standard, provided, however, the Issuer will not cause the Servicer to obtain on behalf of the Indenture Trustee or the Noteholders, any Timeshare Property or to take any actions with respect to any property the result of which would adversely affect the interests of the Indenture Trustee or the Noteholders (including, but not limited to actions which would cause the Indenture Trustee or the related Noteholders to be considered a holder of title, mortgagee-in-possession, or otherwise, or an “owner” or “operator” of Timeshare Property not in compliance with applicable environmental statutes); and
     (v) preserve and defend title to the Timeshare Loans (including the right to receive all payments due or to become due thereunder), the interests in the Timeshare Properties, or other property included in the Trust Estate and preserve and defend the rights of the Indenture Trustee in the Trust Estate (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder.
The Issuer, upon the Issuer’s failure to do so, hereby irrevocably designates the Indenture Trustee and the Servicer, severally, its agents and attorneys-in-fact to execute any financing statement or continuation statement or assignment of Mortgage required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants, and provided, further, that the duty of the Indenture Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Indenture Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.05. Such financing statements may describe the Trust Estate in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as any of them may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Trust Estate granted to the Indenture Trustee herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”
          Section 8.06 Additional Covenants.
          (a) The Issuer will not:
     (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;
     (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;
     (iii) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (C) except as otherwise contemplated in this Indenture, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or
     (iv) take any other action or fail to take any actions which may cause the Issuer to be taxable as (A) an association pursuant to Section 7701 of the Code and the corresponding regulations, (B) a publicly traded partnership taxable as a corporation pursuant to Section 7704 of the Code and the corresponding regulations or (C) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.
          (b) Notice of Events of Default and Rapid Amortization Period. Immediately, but in no event more than one Business Day upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default or a Servicer Event of Default or triggers a Rapid Amortization Period, the Issuer shall deliver to the Indenture Trustee a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto.
          (c) Report on Proceedings. Promptly upon the Issuer’s becoming aware of (i) any proposed or pending investigation of it by any governmental authority or agency; or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, the Issuer shall deliver to the Indenture Trustee and the Rating Agency a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.
          Section 8.07 Taxes. The Issuer shall pay, as an Administrator Expense in accordance with Section 3.04, all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate, except to the extent the Issuer is contesting the same in good faith and has set aside adequate reserves in accordance with generally accepted accounting principles for the payment thereof. The Issuer shall be disregarded for federal income tax purposes.
          Section 8.08 Treatment of Note as Debt for Tax Purposes.
          The Issuer shall treat the Notes as indebtedness for all federal, state and local income and franchise tax purposes.
ARTICLE IX
SUPPLEMENTAL INDENTURES
          Section 9.01 Supplemental Indentures without Consent of Noteholders.
          (a) The Issuer, by an Issuer Order, and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee without the consent of any Noteholder, for any of the following purposes:
     (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this clause (i) shall not adversely affect the interests of the Noteholders in any respect;
     (ii) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Section 7.09 and Section 7.11 hereof; or
     (iii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this clause (iii) shall not adversely affect the interests of the Holders of Notes.
          (b) The Indenture Trustee shall promptly deliver, at least five Business Days prior to the effectiveness thereof, to each Noteholder and the Rating Agency a copy of any supplemental indenture entered into pursuant to this Section 9.01 hereof.

          (c) Provided that all other conditions precedent have been satisfied, the Indenture Trustee shall approve any supplemental indenture for which it receives written confirmation from the Rating Agency that such supplemental indenture will not cause the Rating Agency to reduce, qualify or withdraw the then current rating assigned to any Class of Notes (and any Opinion of Counsel requested by the Indenture Trustee in connection with any such supplemental indenture may rely expressly on such confirmation as the basis therefor).
          Section 9.02 Supplemental Indentures with Consent of Noteholders.
          (a) With the consent of the Holders representing not less than 51% of the then Outstanding Note Balance of each Class of Notes and by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, by a Issuer Order, and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall, without the consent of the Holder of 100% of the then Outstanding Note Balance of each Class of Notes affected thereby:
     (i) change the Stated Maturity of any Note or the amount of principal payments or interest payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;
     (ii) reduce the percentage of the Outstanding Note Balance, the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, provided for in this Indenture;
     (iii) modify any of the provisions of this Section 9.02 or Section 6.13 hereof except to increase any percentage of Noteholders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of 100% of the then Outstanding Note Balance of each Class of Notes affected thereby;
     (iv) modify or alter the provisions of the proviso to the definition of the term “Outstanding”; or
     (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture;
     provided, no such supplemental indenture may modify or change any terms whatsoever of the Indenture that could be construed as increasing the Issuer’s or the Servicer’s discretion hereunder; provided further, that no such supplemental indenture shall be entered into unless the

Indenture Trustee shall have received written confirmation from the Rating Agency that such supplemental indenture will not cause the Rating Agency to reduce, qualify or withdraw the then current rating assigned to any Class of Notes.
          (b) The Indenture Trustee shall promptly deliver to each Noteholder and the Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.02(a) hereof.
          Section 9.03 Execution of Supplemental Indentures.
          In executing, or accepting the additional trusts created by, any supplemental indenture (a) pursuant to Section 9.01 hereof or (b) pursuant to Section 9.02 hereof without the consent of each holder of the Notes to the execution of the same, or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01 hereof) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Indenture Trustee’s own rights, duties, obligations, or immunities under this Indenture or otherwise. Notwithstanding anything contained in this Section 9.03, the Indenture Trustee shall not effect any amendment to the Indenture until it shall have received a certification from the Administrator that there would not, as a result of such amendment, be a change in the treatment of the Issuer as a “Qualified Special Purpose Entity” under Statement of Financial Accounting Standards No. 140 (or any applicable successor Statement of Financial Accounting Standards).
          Section 9.04 Effect of Supplemental Indentures.
          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
          Section 9.05 Reference in Notes to Supplemental Indentures.
          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. New Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X
REDEMPTION OF NOTES
          Section 10.01 Optional Redemption; Election to Redeem. The Issuer will have the option to redeem all, but not less than all of the Notes and thereby cause the early repayment of the Notes on any Payment Date on or after the Optional Redemption Date.
          Section 10.02 Notice to Indenture Trustee. The Issuer shall give written notice of its intention to redeem the Notes to the Indenture Trustee at least 30 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Indenture Trustee).
          Section 10.03 Notice of Redemption by the Issuer. Notices of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each Noteholder, at its address in the Note Register, and to the Rating Agency. All notices of redemption shall state (a) the Redemption Date, (b) the Redemption Price, (c) that on the Redemption Date, the Redemption Price will become due and payable upon each Note, and that interest thereon shall cease to accrue if payment is made on the Redemption Date, and (d) the office of the Indenture Trustee or other place where the Notes are to be surrendered for payment of the Redemption Price. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.
          Section 10.04 Deposit of Redemption Price. On or before the Business Day immediately preceding the Redemption Date, the Issuer shall deposit with the Indenture Trustee an amount equal to the Redemption Price (less any portion of such payment to be made from monies in the Collection Account).
          Section 10.05 Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof and deposit of the Redemption Price with the Indenture Trustee having been done as provided in Section 10.04 hereof, the Notes shall on the Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Notes shall cease to bear interest. The Noteholders shall be paid the Redemption Price by the Indenture Trustee on behalf of the Issuer upon presentment and surrender of their Notes as provided in the notices of redemption. If the Issuer shall have failed to deposit the Redemption Price with the Indenture Trustee, the principal and interest with respect to each Class of Notes shall, until paid, bear interest at their respective Note Rate. The failure to deposit the Redemption Price shall not constitute an Event of Default hereunder.
ARTICLE XI
SATISFACTION AND DISCHARGE
          Section 11.01 Satisfaction and Discharge of Indenture.
          (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the

Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
     (i) either:
     (A)all Notes theretofore authenticated and delivered to Noteholders (other than (1) Notes which have been destroyed, lost or stolen and which have been paid as provided in Section 2.05 hereof and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c) hereof) have been delivered to the Indenture Trustee for cancellation upon payment and discharge of the entire indebtedness on such Notes; or
     (B) the final installments of principal on all such Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at their Stated Maturity, as applicable within one year, and the Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof upon the delivery of such Notes to the Indenture Trustee for cancellation; or
     (C) in the event of an Optional Redemption pursuant to Article X, the Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose of early repayment of the Notes, an amount sufficient to pay and discharge the entire indebtedness on such Notes upon the delivery of such Notes to the Indenture Trustee for cancellation;
     (ii) the Issuer and the Servicer have paid or caused to be paid all other sums payable hereunder by the Issuer and the Servicer to the Indenture Trustee for the benefit of the Noteholders and the Indenture Trustee, including proceeds of the Timeshare Loans pursuant to Sections 3.04 or 6.06 hereof;
     (iii) the funds held in trust by the Indenture Trustee pursuant to Sections 11.01(a)(i) and (ii) hereof for the purpose of paying and discharging the entire indebtedness on the Notes have been applied to such purpose and the rights of all of the Noteholders to receive payments from the Issuer have terminated;
     (iv) following the completion of the actions provided in Sections 11.01(a)(i), (ii) and (iii) hereof, the Indenture Trustee has delivered to the Issuer all cash, securities and other property held by it as part of the Trust Estate; and
     (v) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 7.06 hereof and, if money shall have been deposited with the Indenture Trustee pursuant to Section 11.01(a)(i) hereof, the obligations of the Indenture Trustee under Section 11.02 hereof and Section 8.03(c) hereof shall survive.
          Section 11.02 Application of Trust Money.
          Subject to the provisions of Section 8.03(c) hereof, all money deposited with the Indenture Trustee pursuant to Sections 11.01 and 8.03 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.
          Section 11.03 Trust Termination Date.
          The Trust Estate created by this Indenture shall be deemed to have terminated on the date that the Indenture Trustee executes and delivers to the Issuer and the Owner Trustee an instrument acknowledging satisfaction and discharge of the Indenture.
ARTICLE XII
REPRESENTATIONS AND WARRANTIES
          Section 12.01 Representations and Warranties of the Issuer.
          The Issuer represents and warrants to the Indenture Trustee, the Servicer and the Noteholders, as of the Closing Date, as follows:
          (a) Organization and Good Standing. The Issuer has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and has the power and authority to own and convey all of its properties and to execute and deliver this Indenture and the Transaction Documents and to perform the transactions contemplated hereby and thereby.
          (b) Binding Obligation. This Indenture and the Transaction Documents to which it is a party have each been duly executed and delivered on behalf of the Issuer and this Indenture and each Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights and by general principles of equity.
          (c) No Consents Required. No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Issuer of this Indenture or any of the Transaction Documents or for the perfection of or the exercise by the Indenture Trustee or the Noteholders of any of their rights or remedies thereunder which have not been duly obtained.

          (d) No Violation. The consummation of the transaction contemplated by this Indenture and the fulfillment of the terms hereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of trust, the trust agreement of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture).
          (e) No Proceedings. There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Issuer, its officers or directors, or the property of the Issuer, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture or any of the Transaction Documents, (ii) seeking to prevent the sale and assignment of any Timeshare Loan or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Issuer of this Indenture or any of the Transaction Documents or the interests of the Noteholders, (B) the validity or enforceability of this Indenture or any of the Transaction Documents, (C) any Timeshare Loan, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Issuer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture or any of the Transaction Documents.
          (f) Issuer Not Insolvent. The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Indenture and each of the Transaction Documents.
          (g) Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized, and when duly and validly executed and authenticated by the Indenture Trustee in accordance with the terms of this Indenture and delivered to and paid for by each Holder as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.
          (h) Location of Chief Executive Office and Records. The principal place of business and chief executive office of the Issuer, and the office where the Issuer maintains all of its records is located at 10600 West Charleston Boulevard, Las Vegas, Nevada 89135.
          (i) Enforceability of Transaction Documents. Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligations of the Issuer, enforceable against it in accordance with its terms.
          (j) Accuracy of Information. The representations and warranties of the Issuer in the Transaction Documents are true and correct in all material respects as of the Closing Date and, except for representations and warranties expressly made as of a different date, each Substitution Date.

          (k) Special Purpose. The Issuer shall engage in no business, and take no actions with respect to any other transaction than the transactions contemplated by the Transaction Documents and will otherwise maintain its existence separate from the Seller and all other entities as provided in its organizational documents.
          (l) Securities Laws. The Issuer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (m) Representations and Warranties Regarding Security Interest and Loan Files.
     (i) Payment of principal and interest on the Notes and the prompt observance and performance by the Issuer of all terms and provisions of this Indenture are secured by the Trust Estate. Upon the issuance of the Notes and at all times thereafter, so long as any Notes are outstanding, this Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of the purchasers from the Issuer.
     (ii) The Timeshare Loans and the documents evidencing such Timeshare Loans constitute either “accounts”, “chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC.
     (iii) The Issuer owns and has good and marketable title to the Trust Estate free and clear of any Lien, claim or encumbrance of any Person.
     (iv) The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee hereunder.
     (v) All original executed copies of each Obligor Note that constitute or evidence the Trust Estate have been delivered to the Custodian and the Issuer has received a Trust Receipt therefore, which acknowledges that the Custodian is holding the Obligor Notes that constitute or evidence the Trust Estate solely on behalf and for the benefit of the Indenture Trustee.
     (vi) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.
     (vii) All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Trust Estate contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will not violate the rights of the Secured Party.”

     (viii) None of the Obligor Notes that constitute or evidence the Trust Estate has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.
          The foregoing representations and warranties in Section 12.01(m)(i) — (viii) shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise release or discharged.
          Section 12.02 Representations and Warranties of the Initial Servicer.
          The initial Servicer hereby represents and warrants as of the Closing Date, the following:
     (a) Organization and Authority. The Servicer:
     (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;
     (ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Transaction Documents to which it is a party, to enter into the Transaction Documents to which it is a party and to perform its obligations under the Transaction Documents to which it is a party; and
     (iii) has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.
          (b) Place of Business. The address of the principal place of business and chief executive office of the Servicer is 10600 West Charleston Boulevard, Las Vegas, Nevada 89135 and there have been no other such locations during the immediately preceding four months.
          (c) Compliance with Other Instruments, etc. The Servicer is not in violation of any term of its certificate of incorporation and by-laws. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party do not and will not (i) conflict with or violate the certificate of incorporation or bylaws of the Servicer, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Servicer pursuant to the terms of any instrument or agreement to which the Servicer is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Servicer.
          (d) Compliance with Law. The Servicer is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect its business, earnings, properties or condition (financial or other). The policies and procedures set forth in the Credit and Collection Policies on the Closing Date are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. The execution, delivery and performance of the Transaction Documents to which it is a party do not and will not cause the Servicer to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.
          (e) Pending Litigation or Other Proceedings. There is no pending or, to the best of the Servicer’s knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Servicer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Servicer, (ii) the ability of the Servicer to perform its obligations under, or the validity or enforceability of this Indenture or any other documents or transactions contemplated under this Indenture, (iii) any property or title of any Obligor to any Timeshare Property or (iv) the Indenture Trustee’s ability to foreclose or otherwise enforce the Liens of the Timeshare Loans.
          (f) Taxes. It has timely filed all tax returns (federal, state and local) which are required to be filed and has paid all taxes related thereto, other than those which are being contested in good faith.
          (g) Transactions in Ordinary Course. The transactions contemplated by this Indenture are in the ordinary course of business of the Servicer.
          (h) Securities Laws. The Servicer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (i) Proceedings. The Servicer has taken all action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and the performance of all obligations to be performed by it under the Transaction Documents.
          (j) Defaults. The Servicer is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder; and to the Servicer’s knowledge, as applicable, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.
          (k) Insolvency. The Servicer is solvent. Prior to the date hereof, the Servicer did not, and is not about to, engage in any business or transaction for which any property remaining with the Servicer would constitute an unreasonably small amount of capital. In addition, the Servicer has not incurred debts that would be beyond the Servicer’s ability to pay as such debts matured.
          (l) No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party. The Servicer has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Servicer of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Servicer.
          (m) Name. The legal name of the Servicer is as set forth in the signature page of this Indenture and the Servicer does not have any tradenames, fictitious names, assumed names or “doing business as” names.
          (n) Information. No document, certificate or report furnished by the Servicer, in writing, pursuant to this Indenture or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There are no facts relating to the Servicer as of the Closing Date which when taken as a whole, materially adversely affect the financial condition or assets or business of the Servicer, or which may impair the ability of the Servicer to perform its obligations under this Indenture, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.
          Section 12.03 Representations and Warranties of the Indenture Trustee and the Back-Up Servicer.
          The Indenture Trustee and the Back-Up Servicer hereby represent and warrant as of the Closing Date, the following:
          (a) The Indenture Trustee and the Back-Up Servicer is each a national banking association duly organized, validly existing and in good standing under the laws of the United States.
          (b) The execution and delivery of this Indenture and the other Transaction Documents to which the Indenture Trustee or the Back-Up Servicer is a party, and the performance and compliance with the terms of this Indenture and the other Transaction Documents to which the Indenture Trustee or the Back-Up Servicer is a party by the Indenture Trustee or the Back-Up Servicer, as applicable, will not violate the Indenture Trustee’s or the Back-Up Servicer’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material agreement or other material instrument to which it is a party or by which it is bound.
          (c) Except to the extent that the laws of certain jurisdictions in which any part of the Trust Estate may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated herein, the Indenture Trustee has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party, and has duly executed and delivered this Indenture and the other Transaction Documents to which it is a party.
          (d) The Back-Up Servicer has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party, and has duly executed and delivered this Indenture and the other Transaction Documents to which it is a party.
          (e) This Indenture, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of each of the Indenture Trustee and the Back-Up Servicer, enforceable against the Indenture Trustee and the Back-Up Servicer in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
          (f) Neither the Indenture Trustee nor the Back-Up Servicer is in violation of, and its execution and delivery of this Indenture and the other Transaction Documents to which it is a party and its performance and compliance with the terms of this Indenture and the other Transaction Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Indenture Trustee or the Back-Up Servicer, as applicable, to perform its obligations under any Transaction Document to which it is a party.
          (g) No litigation is pending or, to the best of the Indenture Trustee’s and the Back-Up Servicer’s knowledge, threatened against the Indenture Trustee or the Back-Up Servicer that, if determined adversely to the Indenture Trustee or the Back-Up Servicer, would prohibit the Indenture Trustee or the Back-Up Servicer, as applicable, from entering into any Transaction Document to which it is a party or, in the Indenture Trustee’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Indenture Trustee or the Back-Up Servicer to perform its obligations under any Transaction Document to which it is a party.
          (h) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Indenture Trustee or the Back-Up Servicer of or compliance by the Indenture Trustee or the Back-Up Servicer with the Transaction Documents to which it is a party or the consummation of the transactions contemplated by the Transaction Documents has been obtained and is effective.

          Section 12.04 Multiple Roles.
          The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the multiple roles of the Indenture Trustee, the Custodian, the Back-Up Servicer and the Successor Servicer. Wells Fargo Bank, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank, National Association.
ARTICLE XIII
MISCELLANEOUS
          Section 13.01 Officer’s Certificate and Opinion of Counsel as to Conditions Precedent.
          Upon any request or application by the Issuer to the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee:
          (a) an Officer’s Certificate (which shall include the statements set forth in Section 12.03 hereof) stating that all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and
          (b) an Opinion of Counsel (which shall include the statements set forth in Section 12.03 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.
          Section 13.02 Statements Required in Certificate or Opinion.
          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;
          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
          (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          Section 13.03 Notices. (a) All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by facsimile transmission (or if permitted hereunder, via electronic mail), followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:
If to the Issuer:
Diamond Resorts Owner Trust 2009-1
c/o U.S Bank Trust National Association
300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801
Facsimile Number: (302) 576-3717
Telephone Number: (302) 576-3700
With a copy to:
Diamond Resorts International
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel
If to the Servicer:
Diamond Resorts Financial Services, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: David Womer
With a copy to:
Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel
If to the Indenture Trustee:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust
                  Services/Asset-Backed Administration
Facsimile Number: (612) 667-3539
Telephone Number: (612) 667-8058

If to the Rating Agency:
Standard and Poor’s Ratings Services,
a Standard & Poor’s Financial Services LLC business
55 Water Street, 41st Floor
New York, New York 10041-0003
Attention: Structured Credit Surveillance
Email: servicer_reports@standardandpoors.com
or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.
          (b) All communications and notices pursuant hereto to a Noteholder shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Note Register. The Indenture Trustee agrees to deliver or mail to each Noteholder upon receipt, all notices and reports that the Indenture Trustee may receive hereunder and under any Transaction Documents. Unless otherwise provided herein, the Indenture Trustee may consent to any requests received under such documents or, at its option, follow the directions of Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes within 30 days after prior written notice to the Noteholders. All notices to Noteholders (or any Class thereof) shall be sent simultaneously. Expenses for such communications and notices shall be borne by the Servicer.
          Section 13.04 No Proceedings.
          The Noteholders, the Servicer and the Indenture Trustee each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Issuer or the Trust Estate any proceeding of the type referred to in Section 6.01(e) hereof so long as there shall not have elapsed one year plus one day since the last maturity of the Notes.
          Section 13.05 Limitation of Liability.
          (a) It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related document.

          (b) It is expressly understood and agreed by the parties hereto that DRFS is executing this Indenture solely as Servicer and DRFS undertakes to perform such duties and only such duties as are specifically set forth in this Indenture applicable to the Servicer.
          Section 13.06 Binding Nature of Indenture; Assignment.
          This Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
          Section 13.07 Entire Agreement.
          This Indenture contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.
          Section 13.08 Severability of Provisions.
          If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or the rights of the Holders thereof.
          Section 13.09 Indulgences; No Waivers.
          Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Indenture shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.
[Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

DIAMOND RESORTS OWNER TRUST 2009-1, as Issuer

By:		U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

	By:	/s/ Diane L. Reynolds Name: Diane L. Reynolds
Title: Vice President

DIAMOND RESORTS FINANCIAL SERVICES, INC. as Servicer

By:		/s/ David F. Palmer

Name: David F. Palmer
Title: Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Back-Up Servicer

By:		/s/ Joe Nardi

Name: Joe Nardi
Title: Vice President
Signature Page, Indenture

Final Copy
EXHIBIT A
FORM OF NOTES

CLASS A NOTE
          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          NO RESALE OR OTHER TRANSFER OF THIS NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT

INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.
DIAMOND RESORTS OWNER TRUST 2009-1
TIMESHARE LOAN BACKED NOTES, SERIES 2009-1, CLASS A
RULE 144A GLOBAL NOTE
Note Rate: 9.31%
Initial Payment Date: October 20, 2009
Stated Maturity: March 20, 2026
Initial Note Balance: Up to $169,200,000
Note No:
CUSIP No: 252727 AA0
ISIN No: US252727AA07
          FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2009-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to One Hundred Sixty-Nine Million Two Hundred Thousand Dollars ($169,200,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2009-1, Class A (this “Class A Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.
          By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          This Class A Note is one of a duly authorized issue of notes of the Issuer designated as its “Class A Notes” and issued under the Indenture.
          This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
          If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class A Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class A Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class A Note shall be conclusive and binding upon such holder and upon all future holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.
          Each Class A Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $100,000. The holder of this Class A Note is deemed to acknowledge that the Class A Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class A Note having a beneficial interest below such authorized denominations.
          The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          No transfer of this Class A Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
          Interests in this Class A Note may be exchanged for an interest in the corresponding Temporary Regulation S Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.
          Notwithstanding the foregoing, for so long as this Class A Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class A Note shall be made through the book-entry facilities of DTC.
          The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
          Section 13.05 of the Indenture is incorporated herein by reference.

CLASS B NOTE
THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT
          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          NO RESALE OR OTHER TRANSFER OF THIS NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT

INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.
DIAMOND RESORTS OWNER TRUST 2009-1
TIMESHARE LOAN BACKED NOTES, SERIES 2009-1, CLASS B
RULE 144A GLOBAL NOTE
Note Rate: 12.00%
Initial Payment Date: October 20, 2009
Stated Maturity: March 20, 2026
Initial Note Balance: Up to $12,800,000
Note No:
CUSIP No: 252727 AB8
ISIN No: US252727AB89
          FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2009-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to Twelve Million Eight Hundred Thousand Dollars ($12,800,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2009-1, Class B (this “Class B Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.
          By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          This Class B Note is one of a duly authorized issue of notes of the Issuer designated as its “Class B Notes” and issued under the Indenture.
          This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
          If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class B Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class B Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class B Note shall be conclusive and binding upon such holder and upon all future holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.
          Each Class B Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $100,000. The holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class B Note having a beneficial interest below such authorized denominations.
          The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          No transfer of this Class B Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
          Interests in this Class B Note may be exchanged for an interest in the corresponding Temporary Regulation S Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.
          Notwithstanding the foregoing, for so long as this Class B Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class B Note shall be made through the book-entry facilities of DTC.
          The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
          Section 13.05 of the Indenture is incorporated herein by reference.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: October 15, 2009

DIAMOND RESORTS OWNER TRUST 2009-1

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Class B Notes referred to in the within mentioned Indenture.

Dated: October 15, 2009

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By:
Name:
Title:

CLASS A NOTE
     THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.
     PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS

REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     NO RESALE OR OTHER TRANSFER OF THIS NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.
DIAMOND RESORTS OWNER TRUST 2009-1
TIMESHARE LOAN BACKED NOTES, SERIES 2009-1, CLASS A
TEMPORARY REGULATION S GLOBAL NOTE
Note Rate: 9.31%
Initial Payment Date: October 20, 2009
Stated Maturity: March 20, 2026
Initial Note Balance: Up to $169,200,000
Note No:
CUSIP No: U25266 AA2
ISIN No: USU25266AA23
     FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2009-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to One Hundred Sixty-Nine Million Two Hundred Thousand Dollars ($169,200,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2009-1, Class A (this “Class A Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.
     By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
     Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     This Class A Note is one of a duly authorized issue of notes of the Issuer designated as its “Class A Notes” and issued under the Indenture.
     This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
     If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class A Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.
     The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class A Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class A Note shall be conclusive and binding upon such holder and upon all future holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.
     Each Class A Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $100,000. The holder of this Class A Note is deemed to acknowledge that the Class A

Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class A Note having a beneficial interest below such authorized denominations.
     The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
     No transfer of this Class A Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
     Interests in this Class A Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
     On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Temporary Regulation S Global Note may be exchanged (free of charge) for interests in a permanent Regulation S Global Note of the same Class. The permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream, Luxembourg a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Temporary Regulation S Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).
     Notwithstanding the foregoing, for so long as this Class A Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class A Note shall be made through the book-entry facilities of DTC.

     The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
Section 13.05 of the Indenture is incorporated herein by reference.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: October 15, 2009

DIAMOND RESORTS OWNER TRUST 2009-1

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the Class A Notes referred to in the within mentioned Indenture.

Dated: October 15, 2009

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

CLASS B NOTE
THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT
          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
          THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.
          PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED

IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          NO RESALE OR OTHER TRANSFER OF THIS NOTE SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.
DIAMOND RESORTS OWNER TRUST 2009-1
TIMESHARE LOAN BACKED NOTES, SERIES 2009-1, CLASS B
TEMPORARY REGULATION S GLOBAL NOTE
Note Rate: 12.00%
Initial Payment Date: October 20, 2009
Stated Maturity: March 20, 2026
Initial Note Balance: $12,800,000
Note No:
CUSIP No: U25266 AB0
ISIN No: USU25266AB06
          FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2009-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to Twelve Million Eight Hundred Thousand Dollars ($12,800,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2009-1, Class B (this “Class B Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.
          By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
          This Class B Note is one of a duly authorized issue of notes of the Issuer designated as its “Class B Notes” and issued under the Indenture.
          This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
          If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class B Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.
          The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class B Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class B Note shall be conclusive and binding upon such holder and upon all future holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.
          Each Class B Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $100,000. The holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class B Note having a beneficial interest below such authorized denominations.
          The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
          No transfer of this Class B Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
          Interests in this Class B Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
          On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Temporary Regulation S Global Note may be exchanged (free of charge) for interests in a permanent Regulation S Global Note of the same Class. The permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream, Luxembourg a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Temporary Regulation S Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).
          Notwithstanding the foregoing, for so long as this Class B Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of

DTC, transfers of interests in this Class B Note shall be made through the book-entry facilities of DTC.
          The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
          Section 13.05 of the Indenture is incorporated herein by reference.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: October 15, 2009

DIAMOND RESORTS OWNER TRUST 2009-1

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Class B Notes referred to in the within mentioned Indenture.
Dated: October 15, 2009

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By:
Name:
Title:

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: October 15, 2009

DIAMOND RESORTS OWNER TRUST 2009-1

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Class A Notes referred to in the within mentioned Indenture.
Dated: October 15, 2009

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By:
Name:
Title:

EXHIBIT B
FORM OF INVESTOR REPRESENTATION LETTER

INVESTOR REPRESENTATION LETTER
DIAMOND RESORTS OWNER TRUST 2009-1
Timeshare Loan Backed Notes, Series 2009-1, Class _
Diamond Resorts Owner Trust 2009-1
c/o U.S. Bank Trust National Association, as Owner Trustee
300 Delaware Avenue, 9th Floor
Wilmington, DE 19801
Wells Fargo Bank, National Association, as Indenture Trustee
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Ladies and Gentlemen:
                               (the “Purchaser”) hereby represents and warrants to you in connection with its purchase of $      in principal amount of the above-captioned notes (the “Notes”) as follows:
          1. The Purchaser (A)(i) is a qualified institutional buyer, and has delivered to you the certificate substantially in the form attached hereto as Annex I or Annex II, as applicable, (ii) is aware that the sale to it is being made in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer, or (B) is not a U.S. person (as defined under Regulation S) and is purchasing the Notes in an offshore transaction pursuant to Regulation S. The Purchaser is purchasing the Notes for investment purposes and not with a view to, or for, offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or applicable state securities laws.
          2. The Purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A of the Securities Act, (ii) outside the United States in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any State of the United States, and that (B) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred to in (A) above.
          3. The Purchaser understands that the Notes will, until the Notes may be resold pursuant to Rule 144(b)(1) of the Securities Act, unless otherwise agreed by the Issuer and the Holder thereof, bear a legend substantially to the following effect.
          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO,

NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
          4. If the Purchaser is purchasing any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).
          5. Reference is made to the Offering Circular, dated October 9, 2009 (the “Offering Circular”), related to the Notes. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Offering Circular. The Purchaser has received a copy of the Offering Circular and such other information, if any, requested by the Purchaser, has had full opportunity to review such information and has received information necessary to verify such information. The Purchaser represents that in making its investment decision to acquire the Notes, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the addressees of this letter, except as expressly contained in the Offering Circular and in the other written information, if any, referred to in the preceding sentence. The Purchaser acknowledges that it has read and agreed to the matters stated on pages (v) and (vi) of the Offering Circular and information therein, including the restrictions on duplication and circulation of the Offering Circular.”
          6. The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.
          7. The Purchaser understands that the Issuer, the Initial Purchasers and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained in this letter and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchasers. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements contained in this letter on behalf of such account.
          8. The Notes may not be sold or transferred to, and each Purchaser by its purchase of the Notes shall be deemed to have represented and covenanted that it is not acquiring the Notes for or on behalf of or with the assets of, and will not transfer the Notes to, any employee benefit plan as defined in Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity or any plan that is subject to any substantially similar provision of federal, state or local law (“Similar Law”), except that such purchase for or on behalf of or with assets of a plan shall be permitted:
          (i) to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund, and the other applicable conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
          (ii) to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account, and the other applicable conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
          (iii) to the extent such purchase is made on behalf of a plan by a “qualified professional asset manager”, as such term is described and used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor, and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such qualified professional asset manager do not represent more than 20% of the total client assets managed by such qualified professional asset manager at the time of the transaction, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
          (iv) to the extent such plan is a governmental plan (as defined in Section 3(32) of ERISA) which is not subject to the provisions of Title I of ERISA or Sections 401 and 501 of the Code;

          (v) to the extent such purchase is made by or on behalf of an insurance company general account in which the reserves and liabilities for the general account contracts held by or on behalf of any plan, together with any other plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer, in accordance with Prohibited Transaction Class Exemption 95-60, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
          (vi) to the extent such purchase is made by an in-house asset manager within the meaning of Part IV(a) of Prohibited Transaction Class Exemption 96-23 and such manager has made or properly authorized the decision for such plan to purchase Notes, under circumstances such that Prohibited Transaction Class Exemption 96-23 is applicable to the purchase, holding and disposition of such Notes and all of the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of such Notes and all such conditions will continue to be satisfied thereafter; or
          (vii) to the extent such purchase will not otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory, regulatory or administrative exemption is unavailable or be a violation of Similar Law.
          The Purchaser, if described in the preceding clauses, further represents and agrees that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, DRC, the Seller, the Servicer, the Indenture Trustee or the Initial Purchasers, or by any affiliate of any such person.
          9. The Purchaser acknowledges that, under the Indenture, Notes (or beneficial interests therein) may be purchased and transferred only in authorized denominations — i.e., a minimum denomination of $100,000 and integral multiplies of $1,000 in excess thereof. The Purchaser covenants that the Purchaser will neither (i) transfer Notes (or beneficial interests therein) in less than the authorized denominations nor (ii) transfer Notes (or beneficial interests therein) where the result would be to reduce the Purchaser’s remaining holdings of Notes (or beneficial interests therein) below the authorized denominations.
          10. By execution hereof, the Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and the Notes.
          The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.
          Executed at                     ,                     , this             day of                     , 20          .

Purchaser’s Signature

Purchaser’s Name and Title (Print)

Address of Purchaser

Purchaser’s Taxpayer Identification or
Social Security Number

ANNEX 1 TO EXHIBIT B
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Transferees Other Than Registered Investment Companies]
     The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Diamond Resorts Owner Trust 2009-1 and Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:
     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).
     2. The Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Purchaser owned and/or invested on a discretionary basis $             in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A)1 and (ii) the Purchaser satisfies the criteria in the category marked below.
☐	Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

☐	Bank. The Purchaser (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

☐	Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

☐	Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐	Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

☐	State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

☐	ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

[1]	Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on, a discretionary basis at least $10,000,000 in securities.

☐	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.

☐	Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include any of the securities referred to in this paragraph.
     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser, unless the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser’s direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.
     5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.
Will the Purchaser be purchasing the Transferred Note
only for the Purchaser’s own account?

☐	☐
Yes	No
     6. If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.
     7. The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser’s purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Purchaser

By:

Name:

Title:

ANNEX 2 TO EXHIBIT B
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Purchasers That Are Registered Investment Companies]
     The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Diamond Resorts Owner Trust 2009-1 and Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:
     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”) or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).
     2. The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser’s Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.
☐	The Purchaser owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

☐	The Purchaser is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).
     3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).
     4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser’s Family of Investment Companies, the securities referred to in this paragraph were excluded.
     5. The Purchaser is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.
Will the Purchaser be purchasing the Transferred
Note only for the Purchaser’s own account?

☐	☐
Yes	No
     6. If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Purchaser’s purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Purchaser or Adviser

By:

Name:

Title:

IF AN ADVISER:

Print Name of Purchaser

Date:

EXHIBIT C
FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTES TO
REGULATION S GLOBAL NOTES DURING THE RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO REGULATION S
GLOBAL NOTE DURING THE RESTRICTED PERIOD
Wells Fargo Bank, National Association
MAC# N9303-121
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

Re:	Diamond Resorts Owner Trust 2009-1; Transfer of Class_Note
Ladies and Gentlemen:
          Reference is hereby made to the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among Diamond Resorts Owner Trust 2009-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
          This letter relates to US $[_______] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No.        ) with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No.        ) to be held with [Euroclear] [Clearstream]* (Common Code No. ________) through the Depository.
          In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1)	the offer of the Notes was not made to a person in the United States,

(2)	[at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] (the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States],**

(3)	the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,

(4)	no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable,

(5)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

*	Select appropriate depository.

**	Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

(6)	upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [Clearstream].***

***	Select appropriate depository.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

EXHIBIT D
FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL
NOTES TO REGULATION S GLOBAL NOTES AFTER RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO REGULATION S
GLOBAL NOTE AFTER THE RESTRICTED PERIOD
Wells Fargo Bank, National Association
MAC# N9303-121
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

Re:	Diamond Resorts Owner Trust 2009-1; Transfer of Class_Note
Ladies and Gentlemen:
          Reference is hereby made to the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among Diamond Resorts Owner Trust 2009-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
          This letter relates to US $[     ] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No.                     ) with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No.                     ) to be held with [Euroclear] [Clearstream]* (Common Code No.                     ) through the Depository.
          In connection with such request, and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:
(1) the offer of the Certificates was not made to a person in the United States,
(2) [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States];* *
(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable; and
(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, or (ii) with respect to transfers made in reliance on Rule 144 tinder the Securities Act, the Transferor does hereby certify that the Certificates that are being transferred are not “restricted securities” as defined in Rule 144 under the Securities Act.

*	Select appropriate depository.

**	Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferor]
By:
Name:
Title:

Dated:

EXHIBIT E
FORM OF TRANSFER CERTIFICATE FOR REGULATION S GLOBAL
NOTES TO 144A GLOBAL NOTES DURING RESTRICTED PERIOD

E - 1

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM REGULATION S GLOBAL NOTE
TO RULE 144A GLOBAL NOTE
Wells Fargo Bank, National Association
MAC# N9303-121
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

Re:	Diamond Resorts Owner Trust 2009-1; Transfer of Class_Note

Ladies and Gentlemen:
          Reference is hereby made to the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among Diamond Resorts Owner Trust 2009-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
          This letter relates to US $[     ] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Regulation S Global Note (CUSIP No.                     ) with [Euroclear] [Clearstream]* (Common Code No.                     ) through the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No.                     ).
          In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any jurisdiction.
          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferor]
By:
Name:
Title:

          Dated:

*	Select appropriate depository.

E - 2

EXHIBIT F
FORM OF TRANSFER CERTIFICATE FOR
REGULATION S GLOBAL NOTES DURING RESTRICTED PERIOD

F - 1

FORM OF TRANSFER CERTIFICATE FOR REGULATION S
GLOBAL CERTIFICATE DURING RESTRICTED PERIOD
Wells Fargo Bank, National Association
MAC# N9303-121
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

Re:	Diamond Resorts Owner Trust 2009-1; Transfer of Class_Note

Ladies and Gentlemen:
          This certificate is delivered pursuant to Section 2.04 of the Indenture, dated as of October 1, 2009 (the “Indenture”), by and among Diamond Resorts Owner Trust 2009-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) in connection with the transfer by                      of a beneficial interest of $                      Outstanding Note Balance in a Regulation S Global Note during the Restricted Period to the undersigned (the “Transferee”). The Transferee desires to beneficially own such transferred interest in the form of the Regulation S Global Certificate. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
          In connection with such transfer, the Transferee does hereby certify that it is not a “U.S. Person” (within the meaning of Rule 902(A) of Regulation S under the Securities Act of 1933, as amended), nor a Person acting for the account or benefit of a U.S. Person. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferee]
By:
Name:
Title:

Dated:

F - 2

EXHIBIT G
FORM OF RECORD LAYOUT FOR DATA CONVERSION
File Date
Lender Code
Account Number
Account Code
Account Code Date
Resort
Obligor Name
Obligor Address
Obligor City
Obligor Zip Code
Obligor State Code
Obligor State Description
Obligor Country Code
Obligor Country Description
Credit Score
Days Delinquent
Purchase Price
Down Payment
Original Balance
Original Term
Interest Rate
Principal and Interest Monthly Payment
Monthly Impound
Late Charge Balance
Current Balance
Remaining Term
Contract Date
First Payment Date
Last Payment Date
Last Payment Amount
Next Payment Date
Payments Made
Default
Default Date

G - 1

EXHIBIT H
[RESERVED]

H - 1

EXHIBIT I
CREDIT AND COLLECTION POLICY

I - 1

COLLECTION POLICY
Collections and delinquencies are managed utilizing technology to minimize account delinquencies by promoting satisfactory customer relations. The Servicer’s collection policy is designed to maximize cash flow into the organization and assist each customer with the management of his or her account while enjoying the vacation ownership experience. Technological capabilities include predictive dialer, integrated software modules, automated lock box processing, and automated credit card processing.
The Servicer’s collection department manages loan delinquencies by both phone and mail contact with the borrower initiated at 10 days from the time a loan becomes delinquent. At 30 days delinquent, the Servicer typically sends another letter advising the obligor to bring the account current while collection calls continue. Once the account reaches 60 days delinquent, the borrower is notified by mail that his/her loan balance has accelerated.

Summary of collection timeline:

Upon boarding	Customer service team conducts welcome calls.

10 Days Past Due	A past due notice is generated and mailed. Collection calls commence.

30 Days Past Due	A letter is sent advising that 2 payments are now due and payable within 7 days. Continue collection calls.

60 Days Past Due	A letter is sent advising the customer that the loan balance has been accelerated and that legal action will commence within 30 days if delinquency is not resolved.

90 Days Past Due	Account is transferred to loss mitigation for recovery efforts.

90 – 180 Days Past Due	Telegram like letter is sent / Last chance. Deed in lieu of foreclosure or foreclosure process begins.

180 Days +	Charge offs

Loss Mitigation / Default Processing Timeline
(by underlying inventory type)

Inventory Type	Cancelation Schedule / Timeline
Deeded / Fee Simple Title Loans that reach 181+ or are canceled prior to reaching 181 are charged off and go into our default calculations	90 Days: Referred to Loss Mitigation Group for full reinstatement (loan brought current), work-out/payment plan, or deed in lieu of foreclosure (if we get a DIL from our obligor we will transfer the inventory into one of our Points based trusts to be resold and cancel the loan within 45 days).
120-130 Days: Forwarded to outside legal counsel to start foreclosure proceedings.
240-430 Days:   Foreclosure Sale Complete/Loan is canceled (wide range is based on individual state requirements).
285-475 Days: Deeded inventory transferred to one of the Points based trusts to be resold.

Points Based/ Beneficial Interest

Loans that reach 181+ or are canceled prior to reaching 181 are charged off and go into our default calculations

Extra time is given to foreign obligors (non-US or Canada) and this extra time is not reflected in this timetable.
90 Days: Referred to Loss Mitigation Group for full reinstatement (loan brought current), work-out/payment plan, or mutual release agreement (if we get a MRA from our obligor, the Points inventory will be made available to be resold and loan canceled within 14 days).
120-130 Days:  Send certified demand letter (expires after 30 days).

157-169 Days: Demand period complete. Revocation notice sent (Revocation notice gives obligors 14 days to demand that we commence with a UCC foreclosure) if obligor does not respond they forfeit rights to a UCC foreclosure, which is more costly and time consuming.
181-195 Days: Defaults where obligor does not force a UCC foreclosure – Loan is canceled and Points inventory made available to be resold.
271-285 Days: Defaults where obligor does force a UCC foreclosure – UCC foreclosure complete/ Loan is canceled and points inventory made available to be resold.
(note: We have very few forced UCC foreclosures and often they are converted to workouts or the obligor signs a mutual release agreement)

Right to Use/ Lease Hold Loans that reach 181+ or are canceled prior to reaching 181 are charged off and go into our default calculations	90 Days: Referred to Loss Mitigation Group for full reinstatement (loan brought current) or work-out/payment plan.
120-130 Days: Send certified demand letter (expires after 30 days for US residents and 60 days for foreign obligors).
130-140 Days: Send termination of lease notice.
145-155 Days: Transfer leases to one of the Points based trusts to be resold/ Loan is canceled.

-	Please note that consumer bankruptcies, loans that fall under the soldiers and sailors act, hardship forbearances, and accounts needing legal research are exceptions to the timeline in the above table.

-	All Canceled Loans in a loan facility are repurchased, replaced, or remarketed.

-	Accounts in a loan facility get equal or more attention when compared to the company’s in house portfolio (equal or higher priority).

EXHIBIT J
FORM OF MONTHLY SERVICER REPORT

J - 1

DIAMOND RESORTS OWNER TRUST 2009-1
MONTHLY SERVICER REPORT
$169,200,000 9.31% Timeshare Loan Backed Notes, Series 2009-1, Class A
$12,800,000 12.00% Timeshare Loan Backed Notes, Series 2009-1, Class B

Due Period Determination Date Payment Date Interest Accrual Period (# Days)	30

A. TOTAL COLLECTIONS
Available Funds	0.00
Total Principal Collections
Total Interest Collections
Total Other Collections
Reserve Account Draw Amount	0.00

Total Available Funds and Reserve Account Draw Amount in Collection Account	0.00

B. DISTRIBUTIONS
(i) Indenture Trustee and Custodian Fee and any accrued and unpaid fees	0.00
(ii) Back-Up Servicer Fee and any accrued and unpaid fees and transition expenses	0.00
(iii) Owner Trustee Fee (to be paid in October of each year) and Owner Trustee Expenses	0.00
(iv) Administrator Fee (to be paid in January of each year) and certain expenses	0.00
(v) Servicing Fee and any accrued and unpaid fees	0.00
(vi) Class A Interest Distribution Amount	0.00
(vii) Class B Interest Distribution Amount	0.00
(viii) Class A Principal Distribution Amount	0.00
(ix) Class B Principal Distribution Amount	0.00
(x) Deposit into Reserve Account	0.00
(xi) Payment to Unreimbursed Note Balance Write Down Amounts	0.00
(xii) Back-up Servicer expenses not paid in (II)	0.00
(xiii) Remaining amounts to the Seller	0.00

C. OUTSTANDING NOTE BALANCES
Class A Notes
Beginning Class A Note Balance	169,200,000.00
Beginning Class A Percentage Interest	92.97%
Class A Principal Distribution Amount Paid	0.00
Class A Note Balance Write Down Amount	0.00

Ending Class A Outstanding Note Balance	169,200,000.00

Reimbursed Class A Note Balance Write Down Amount	0.00
Interest on Unreimbursed Class A Note Balance Write Down Amount	0.00
Unreimbursed Interest on Class A Note Balance Write Down Amount Outstanding	0.00
Unreimbursed Class A Note Balance Write Down Amount Outstanding	0.00

Class A Note Rate	9.31%
Class A Interest Accrued during the related Interest Accrual Period	0.00
Unpaid Interest Distribution Amounts from prior Payment Dates	0.00

Class A Interest Distribution Amount	0.00

Class B Notes
Beginning Class B Note Balance	12,800,000.00
Beginning Class A Percentage Interest	7.03%
Class B Principal Distribution Amount Paid	0.00
Class B Note Balance Write Down Amount	0.00

Ending Class B Outstanding Note Balance	12,800,000.00

Reimbursed Class B Note Balance Write Down Amount	0.00
Interest on Unreimbursed Class B Note Balance Write Down Amount	0.00
Unreimbursed Interest on Class A Note Balance Write Down Amount Outstanding	0.00
Unreimbursed Class B Note Balance Write Down Amount	0.00

Class B Note Rate	12.00%
Class A Interest Accrued during the related Interest Accrual Period	0.00
Unpaid Interest Distribution Amounts from prior Payment Dates	0.00

Class B Interest Distribution Amount	0.00

DIAMOND RESORTS OWNER TRUST 2009-1
MONTHLY SERVICER REPORT
$169,200,000 9.31% Timeshare Loan Backed Notes, Series 2009-1, Class A
$12,800,000 12.00% Timeshare Loan Backed Notes, Series 2009-1, Class B

Due Period Determination Date Payment Date Interest Accrual Period (# Days)	30

D. CREDIT ENHANCEMENT
Overcollateralization Amount for Such Payment Date (Payment Date n)		42,691,810.45
Aggregate Loan Balance of Timeshare Loans at end of the Due Period	224,691,810.45
Aggregate Outstanding Note Balance after Distributions on such Payment Date	182,000,000.00
Reserve Account Balance after Making Distributions on Payment Date		2,246,918.10

Total Credit Enhancement		44,938,728.55
Total Credit Enhancement % of Agg. Loan Balance of Timeshare Loans at end of the Due Period		20.00%

E. COLLECTIONS DETAIL
Total Principal Collections		0.00
Scheduled Principal Collections	0.00
Prepayments	0.00
Repurchase Price paid by Seller to repurchase Defaulted Timeshare Loans	0.00
Repurchase Price paid by Seller to repurchase Defective Timeshare Loans	0.00
Substitution Shortfall Amounts	0.00
Total Interest Collections		0.00
Interest Collections	0.00
Accrued Interest relating to repurchases by the Seller	0.00
Total Other Collections		0.00
Remarketing proceeds received in respect of Defaulted Timeshare Loans not repurchased/substituted for	0.00
Excess of Cash over Reserve Account Required Balance released to Collection Account (if any)	0.00

Total Available Funds in the Collection Account		0.00

F. COLLATERAL DETAIL
Aggregate Loan Balance as of the Initial Cut-off Date		224,691,810.45

Aggregate Loan Balance of Timeshare Loans as of the beginning of the related Due Period		224,691,810.45
Total Principal Collections		0.00
Loans that became Defaulted Loans during the Due Period that were not repurchased/substituted for		0.00
Loans that became Defaulted Loans during the related Due Period (Aggregate Loan Balance)	0.00
Qualified Substitute Loans substituted for loans that became Defaulted Loans during the Due Period (Agg Loan Balance)	0.00
Defaulted Timeshare Loans that were repurchased by the Seller	0.00
Defective Timeshare Loans that were repurchased by the Seller (Agg. Loan Balance)		0.00

Aggregate Loan Balance of Timeshare Loans as of the end of the related Due Period		224,691,810.45

G. RESERVE ACCOUNT DETAIL
Reserve Account Required Balance		2,246,918.10

Beginning Balance of Reserve Account		2,246,918.10
Interest Received during Collection Period		0.00
Beginning Balance of Reserve Account (including interest received during Interest Accrual Period)		2,246,918.10

Excess of Cash over Reserve Account Required Balance released to Collection Account (if any)		0.00
Remaining Balance of Reserve Account after Excess of Cash released to Collection Account		2,246,918.10

Deposit from Payment Waterfall to meet Reserve Account Required Balance (if any)		0.00
Reserve Account Draw Amount (if any)		0.00

Ending Balance of Reserve Account		2,246,918.10

DIAMOND RESORTS OWNER TRUST 2009-1
MONTHLY SERVICER REPORT
$169,200,000 9.31% Timeshare Loan Backed Notes, Series 2009-1, Class A
$12,800,000 12.00% Timeshare Loan Backed Notes, Series 2009-1, Class B

Due Period Determination Date Payment Date Interest Accrual Period (# Days)	30

		% of Agg. Loan Balance
	Agg. Loan Balance	as of End of Due Period
H. TIMESHARE LOAN PERFORMANCE STATUS
31-60 days Delinquent Timeshare Loans	0.00	0.00%
61-90 days Delinquent Timeshare Loans	0.00	0.00%
91-120 days Delinquent Timeshare Loans	0.00	0.00%
121-150 days Delinquent Timeshare Loans	0.00	0.00%
151-180 days Delinquent Timeshare Loans	0.00	0.00%

61 - 180 days Delinquent Timeshare Loans (Delinquency Level)	0.00	0.00%

		% of Agg. Loan Balance as
	Agg. Loan Balance	of Due Period Beginning
Timeshare Loans that Became Defaulted Timeshare Loans During the Due Period	0.00	0.00%
Defaulted Timeshare Loans that were repurchased/substituted for by the Seller	0.00	0.00%
Defaulted Timeshare Loans that were not repurchased/substituted for by the Seller	0.00	0.00%
Remarketing Proceeds Received During the Due Period	0.00	0.00%

Default Level for Current Due Period	0.00	0.00%

	% of Agg. Loan Balance
	as of Initial Cut-Off Date	Agg. Loan Balance
Maximum Cumulative Repurchases of Defaulted Timeshare Loans Permitted since the Closing Date	15.00%	33,703,771.57
Cumulative Repurchases of Defaulted Timeshare Loans since the Closing Date		0.00
Maximum Cumulative Repurchases of Defaulted Timeshare Loans Remaining		33,703,771.57
Cumulative Repurchases in Compliance with Transaction Limit? (Yes/No)		Yes

	% of Agg. Loan Balance
	as of Initial Cut-Off Date	Agg. Loan Balance
Maximum Cumulative Substitutions of Defaulted Timeshare Loans Permitted since the Closing Date	20.00%	44,938,362.09
Cumulative Substitutions of Defaulted Timeshare Loans since the Closing Date		0.00
Maximum Cumulative Substitutions of Defaulted Timeshare Loans Remaining		44,938,362.09
Cumulative Substitutions in Compliance with Transaction Limit? (Yes/No)		Yes
I. Cash Accumulation Event Calculations
Delinquency Level for Related Due Period (periodn)		0.00%
Delinquency Level for Previous Due Period (periodn-1)		0.00%
Delinquency Level for Due Period Prior to Previous Due Period (periodn-2)		0.00%
Average of Delinquency Levels for the Last 3 Due Periods		0.00%
Cash Accumulation Event Delinquency Level Trigger		7.00%
Cash Accumulation Event? (Yes/No)		No
J. Rapid Amortization Event Calculations
Default Level for related Due Period (periodn)		0.00%
Default Level for Previous Due Period (periodn-1)		0.00%
Default Level for Due Period Prior to Previous Due Period (periodn-2)		0.00%
Average of Default Levels for the Last 3 Due Periods		0.00%
Rapid Amortization Period Default Level Trigger		0.75%
Rapid Amortization Period in Effect for Default Level? (Yes/No)		No
Timeshare Loans that have become Defaulted Timeshare Loans Since the Closing Date		0.00
Defaulted Timeshare Loans that have been repurchased or substituted for by the Seller since the Closing Date		0.00
Defaulted Timeshare Loans that have not been repurchased or substituted for by the Seller since the Closing Date		0.00
Remarketing Proceeds received in respect of Defaulted Timeshare Loans since the Closing Date		0.00
Cumulative Default Level for Such Determination Date		0.00%
Rapid Amortization Period Cumulative Default Level Trigger		20.00%
Rapid Amortization Period in Effect for Cumulative Default Level? (Yes/No)		No
Overcollateralization Amount for Previous Payment Date (Payment Daten-1)		42,691,810.45
Overcollateralization Amount for Previous Payment Date (Payment Daten-2)		42,691,810.45
Required Overcollateralization Amount		42,691,810.45
Rapid Amortization Period in Effect for Previous Two OC Amounts Less than Required OC Amount? (Yes/No)		No

EXHIBIT K
FORM OF SERVICER’S OFFICER CERTIFICATE

OFFICER’S CERTIFICATE
          The undersigned, an officer of Diamond Resorts Financial Services, Inc. (the “Servicer”), based on the information available on the date of this Certificate, does hereby certify as follows:
     1. I am an officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.
     2. I have reviewed the data contained in the Monthly Servicer Report and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete.

DIAMOND RESORTS FINANCIAL SERVICES, INC.
By:
Name:
Title:

Schedule A

EXHIBIT L
[RESERVED]

L - 1

EXHIBIT M
[RESERVED]

M - 1

EXHIBIT N
FORM OF ST. MAARTEN NOTICE

<Date>
<Name>
<Address>
<City, State, Zip>
<Country>

Re:	Your St. Maarten Timeshare – Loan # <Contract Number>
Dear <Name>:
As one of Diamond Resorts’ valued Owners, you are very important to us and we are committed to keeping you informed about any business that affects you. In keeping our promise, we wish to inform you of a recent change that affects the loan for your timeshare ownership, but does not affect the way it will be serviced.
The Diamond Resorts company that has been the creditor of your loan has transferred and assigned all of its right, title, and interest to your loan. Effective as of           , 2009, your loan has been assigned to Diamond Resorts Owner Trust 2009-1 and pledged to Wells Fargo Bank, National Association, as indenture trustee for the benefit of note holders pursuant to an indenture.*
We want to assure you that Diamond Resorts Financial Services, Inc. will continue to provide service for all aspects of your loan. The transfer in no way affects you membership in you owners’ association, if any, or the usage of your timeshare. Also, the transfer does not affect how you will make your payments, and we appreciate your continuing to make them as usual.
The transfer of loans to other lenders is a routine procedure in our industry, and will not affect our business relationship. If you wish to speak to a Diamond Resorts Financial Services representative, please call our offices toll-free at 877-DRI-CLUB. Our hours are Monday through Friday, 8 a.m. to 6 p.m., Pacific Time. We welcome any questions you may have.
Thank you for being a member of our family at Diamond Resorts. It is always our pleasure to assist you in any way we can.
Sincerely,
Diamond Resorts Financial Services, Inc.
On behalf of AKGI St. Maarten NV, Diamond Resorts Corporation, Diamond Resorts Finance Holding Company, Diamond Resorts Seller 2009-1 LLC and the Issuer

*	This transfer was made in a sequential manner as follows: AKGI St. Maarten N.V., the creditor of your loan, pursuant to an instrument of transfer, transferred and assigned all of its right, title, and interest to the loan to Diamond Resorts Corporation, a Maryland corporation. Diamond Resorts Corporation, pursuant to an instrument of transfer, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Finance Holding Company, a Delaware corporation. Diamond Resorts Finance Holding Company pursuant to a purchase agreement sold all of its right, title, and interest to the loan to Diamond Resorts Seller 2009-1 LLC, a Delaware limited liability company. After these transfers, Diamond Resorts Seller 2009-1 LLC, pursuant to a sale agreement, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Owner Trust 2009-1 (the “Issuer”), and the Issuer, pursuant to an indenture, pledged all of its right, title and interest to the loan to Wells Fargo Bank, National

Association, as indenture trustee for the benefit of the Noteholders, as security for its obligations under the indenture.

ANNEX A
Standard Definitions

Final Copy
STANDARD DEFINITIONS
     “Acceptable Attorney” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
     “Act” shall have the meaning specified in Section 1.04 of the Indenture.
     “Acquired Loans” shall mean Timeshare Loans originated by Epic Resorts, LLC and its affiliates prior to the acquisition of certain assets of Epic Resorts, LLC by DRC.
     “Administration Agreement” shall mean that certain administration agreement, dated as of October 1, 2009, by and among the Issuer, the Indenture Trustee, the Owner Trustee and the Administrator.
     “Administrator” shall mean Diamond Resorts Financial Services, Inc.
     “Administrator Expenses” shall mean the reasonable out-of-pocket expenses of the Administrator in connection with its duties under the Administration Agreement and any taxes owed pursuant to Section 8.07 of the Indenture.
     “Administrator Fee” shall equal $1,000 paid annually.
     “Adverse Claim” shall mean any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the Indenture in favor of the Indenture Trustee and the Noteholders.
     “Affiliate” shall mean any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
     “Aggregate Loan Balance” means the sum of the Loan Balances for all Timeshare Loans (except Defaulted Timeshare Loans).
     “Aggregate Outstanding Note Balance” shall mean the sum of the Outstanding Note Balances for all Classes of Notes.
     “Applicable Procedures” shall have the meaning specified in Section 2.04(d)(i) of the Indenture.

     “Applicable Review Period” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.
     “Approved Financial Institution” shall mean a federal or state-chartered depository institution or trust company having a combined surplus and capital of at least $100,000,000 and further having (a) commercial paper, short-term debt obligations, or other short-term deposits that are rated at least [“A-1” by S&P, if the deposits are to be held in the account for 30 days or less, or (b) having long-term unsecured debt obligations that are rated at least “AA” by S&P], if the deposits are to be held in the account more than 30 days. Notwithstanding the foregoing, if an account is held by an Approved Financial Institution, following a downgrade, withdrawal, qualification, or suspension of such institution’s rating, each account must promptly (and in any case within not more than 30 calendar days) be moved with written notice to the Indenture Trustee, to an Approved Financial Institution.
     “Assignment of Mortgage” shall mean, with respect to a Mortgage Loan, a written assignment of one or more Mortgages from the original maker of such Mortgage Loan to the Indenture Trustee, for the benefit of the Noteholders, relating to one or more Timeshare Loans in recordable form, and signed by an Authorized Officer of all necessary parties, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of a transfer of such Mortgage and its proceeds to the Indenture Trustee.
     “Assumption Date” shall have the meaning specified in Section 5.16(f) of the Indenture.
     “Attorney’s Bailee Letter” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
     “Authorized Officer” shall mean, with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, Managing Member and each other officer of such corporation or limited liability company or the general partner of such partnership customarily performing functions similar to those performed by any of the above designated officers, and with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject or such officer specifically authorized in resolutions of the Board of Directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with this Indenture on behalf of such corporation, limited liability company or partnership, as the case may be.
     “Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from or by (i) the Servicer pursuant to the Indenture, (ii) the Reserve Account pursuant to Section 3.02(b) of the Indenture, and (iii) the Seller or the Issuer pursuant to Section 4.04 of the Indenture, less (B) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.

     “Back-Up Servicer” shall mean Wells Fargo Bank, National Association and its permitted successors and assigns, as provided in the Indenture.
     “Back-Up Servicing Fee” shall mean for any Payment Date, an amount equal to the greater of (A) the product of (i) one-twelfth of 0.04% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period and (B) $2,500.
     “Bankruptcy Code” shall mean the federal Bankruptcy Code, as amended (Title 11 of the United States Code).
     “Benefit Plan” shall mean an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity or any plan that is subject to any substantially similar provision of federal, state or local law.
     “Business Day” shall mean any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located or the city in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to be closed.
     “Cash Accumulation Event” shall commence on any Determination Date if the average of the Delinquency Levels for the last three Due Periods is greater than or equal to 7.00% and shall continue until the Determination Date where the average of the Delinquency Levels for the last three Due Periods is less than 7.00%.
     “Cede & Co.” shall mean the initial registered holder of the Notes, acting as nominee of The Depository Trust Company.
     “Centralized Lockbox Account” shall have the meaning specified in Section 5.2(a) of the Indenture.
     “Certificate of Trust” shall mean the Certificate of Trust in the form attached as Exhibit A to the Trust Agreement.
     “Certified Translation Document” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.
     “Class” shall mean, as the context may require, any of the Class A Notes or Class B Notes.
     “Class A Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.
     “Class B Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.

     “Class A Percentage Interest” shall mean for any Payment Date, a percentage equal to (i) the Outstanding Note Balance of the Class A Notes divided by (ii) the Aggregate Outstanding Note Balance. The Class A Percentage Interest on the Closing Date is 93%.
     “Class B Percentage Interest” shall mean for any Payment Date, a percentage equal to (i) the Outstanding Note Balance of the Class B Notes divided by (ii) the Aggregate Outstanding Note Balance. The Class B Percentage Interest on the Closing Date is 7%.
     “Class A Principal Distribution Amount” shall equal:
     (A) if such Payment Date occurs during a Non-Rapid Amortization Period, the lesser of (1) the product of (a) the Class A Percentage Interest and (b) the Total Principal Amount and (2) the then Outstanding Note Balance of the Class A Notes; and
     (B) if such Payment Date occurs during a Rapid Amortization Period, the lesser of (1) the excess, if any, of (a) all Available Funds in the Collection Account after the distributions required in clauses (i) through (vii) of Section 3.04 of the Indenture over (b) the amount, if any, by which the Reserve Account Required Balance on such Payment Date is greater than the amount on deposit in the Reserve Account and (2) the then Outstanding Note Balance of the Class A Notes.
     “Class B Principal Distribution Amount” shall equal:
     (A) if such Payment Date occurs during a Non-Rapid Amortization Period, the lesser of (1) the product of (a) the Class B Percentage Interest and (b) the Total Principal Amount and (2) the then Outstanding Note Balance of the Class B Notes; and
     (B) if such Payment Date occurs during a Rapid Amortization Period, the lesser of (1) the excess, if any, of (a) all Available Funds in the Collection Account after the distributions required in clauses (i) through (viii) of Section 3.04 of the Indenture over (b) the amount, if any, by which the Reserve Account Required Balance on such Payment Date is greater than the amount on deposit in the Reserve Account and (2) the then Outstanding Note Balance of the Class B Notes.
     “Clearstream” shall mean Clearstream Banking, société anonyme, a limited liability company organized under the laws of Luxembourg.
     “Closing Date” shall mean October 15, 2009.
     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.
     “Collection” shall mean a trust agreement by which a Collection Developer transfers legal title to deeded fee simple or leasehold interests in Units at a Resort to a Collection Trustee pursuant to a Collection Trust Agreement. For purposes of the Transaction Documents and Timeshare Loans, each of Diamond Resorts U.S. Collection, Diamond Resorts Hawaii Collection, Diamond Resorts California Collection is a “Collection”.

     “Collection Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.02(a) of the Indenture.
     “Collection Association” shall mean any of Diamond Resorts U.S. Collection Members Association, Inc., Diamond Resorts Hawaii Collection Members Association, Inc., Diamond Resorts California Members Association, Inc.
     “Collection Developer” shall mean Diamond Resorts U.S. Collection Development, LLC, Diamond Resorts Hawaii Collection Development, LLC or Diamond Resorts California Collection Development, LLC.
     “Collection Reports” shall have the meaning set forth in Section 5.16(b) of the Indenture.
     “Collection Trust Agreement” shall mean each trust agreement by and among the Collection Trustee and the related Collection Developer and Collection Association.
     “Collection Trustee” shall mean First American Trust, FSB, a federal savings bank.
     “Continued Errors” shall have the meaning specified in Section 5.16(f)(i) of the Indenture.
     “Conveyed Timeshare Property” shall have the meaning specified in Section 2(b) of the Sale Agreement.
     “Corporate Trust Office” shall mean (i) the office of the Indenture Trustee, which office is at the address set forth in Section 13.03 of the Indenture, or (ii) the office of the Owner Trustee, which is at the address set forth in Section 2.2 of the Trust Agreement, as applicable.
     “Credit and Collection Policy” shall mean those credit and collection policies and practices of the initial Servicer in effect as of a specified date; and for any successor Servicer shall mean the credit and collection policies and practices of such successor in effect on the date which it commences servicing. The Credit and Collection Policy of the initial Servicer in effect on the Closing Date is attached as Exhibit I to the Indenture.
     “Cumulative Default Level” shall mean, for any Determination Date, (i)(A) the sum of the Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans since the Closing Date (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) minus (B) all remarketing proceeds received in respect of Defaulted Timeshare Loans for which the Seller did not exercise its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement since the Closing Date, divided by (ii) the Aggregate Loan Balance as of the Initial Cut-Off Date (expressed as a percentage).

     “Custodial Agreement” shall mean that certain custodial agreement, dated as of October 1, 2009, by and among, the Custodian, the Indenture Trustee, the Servicer and the Issuer.
     “Custodial Delivery Failure” shall have the meaning specified in Section 2.5 of the Custodial Agreement.
     “Custodial Expenses” shall mean reasonable out-of-pocket expenses of the Custodian incurred in connection with performance of the Custodian’s obligations and duties under the Custodial Agreement.
     “Custodial Fees” shall mean such fees as the Custodian shall charge from time to time for access to Timeshare Loan Files, as specified in the Custodial Agreement.
     “Custodian” shall mean Wells Fargo Bank, National Association or its permitted successors and assigns.
     “Cut-Off Date” shall mean, with respect to (i) the Initial Timeshare Loans, the Initial Cut-Off Date and (ii) any Qualified Substitute Timeshare Loan, the Substitution Cut-Off Date.
     “Cut-Off Date Loan Balance” shall mean the Loan Balance of a Timeshare Loan as of its related Cut-Off Date.
     “Declaration” means the declaration in furtherance of a plan for subjecting a Resort or a Collection to a timeshare form of ownership, which declaration contains covenants, restrictions, easements, charges, liens and including, without limitation, provisions regarding the identification of Timeshare Property and the common areas and the regulation and governance of the real property comprising such Resort or such Collection as a timeshare regime.
     “Default” shall mean an event which, but for the passage of time, would constitute an Event of Default under the Indenture.
     “Default Level” shall mean, for any Due Period, (i) (A) the sum of the Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans during such Due Period (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) minus (B) any remarketing proceeds received during such Due Period in respect of any Defaulted Timeshare Loans for which the Seller did not exercise its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement, divided by (ii) the Aggregate Loan Balance on the first day of such Due Period (expressed as a percentage).
     “Defaulted Timeshare Loan” is any Timeshare Loan for which any of the earliest following events may have occurred: (i) any payment or part thereof has been delinquent more than 180 days as of the end of the related Due Period (as determined by the Servicer in accordance with the Servicing Standard), (ii) the Servicer has initiated cancellation or foreclosure or similar proceedings with respect to the related Timeshare Property or has received the related mutual release agreement, assignment or deed in lieu of foreclosure, or (iii) provided that such Timeshare Loan is at least one day delinquent, the Servicer has determined that such Timeshare Loan should be fully written off in accordance with the Credit and Collection Policy.
     “Definitive Note” shall have the meaning specified in Section 2.02 of the Indenture.
     “Delinquency Level” shall mean, for any Due Period, the sum of the Loan Balances of all Timeshare Loans (other than Defaulted Timeshare) that are 61 days or more delinquent on the last day of such Due Period (as determined by the Servicer in accordance with the Servicing Standard) divided by the Aggregate Loan Balance on the last day of such Due Period (expressed as a percentage).
     “Delivery Date” shall have the meaning specified in Section 1.1(b) of the Custodial Agreement.
     “Deposit Account Control Agreement” shall mean a deposit account control agreement for a lockbox account (including the Centralized Lockbox Account), as it may be amended, supplemented or otherwise modified from time to time.
     “Depository” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company.
     “Depository Agreement” shall mean the letter of representations, between the Issuer, the Indenture Trustee and the Depository.
     “Depository Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges securities deposited with the Depository.
     “Determination Date” shall mean, with respect to any Payment Date, the 15th day of the month in which such Payment Date occurs or, if such date is not a Business Day, then the next succeeding Business Day.
     “DRFS” shall mean Diamond Resorts Financial Services, Inc., a Nevada corporation.
     “Diamond Resorts Marketing and Sales Percentage” shall equal the average of the selling and marketing expenses as a percentage of total Timeshare Property sales as reported by Diamond Resorts Corporation, over the last four quarters; provided that if such quarter is a quarter ending on December 31, the Diamond Resorts Marketing and Sales Percentage will be based on the selling and marketing expenses for the most recent year.
     “DRC” shall mean Diamond Resorts Corporation, a Maryland corporation.

     “Due Period” shall mean with respect to (i) any Payment Date other than the initial Payment Date, the immediately preceding calendar month and (ii) the initial Payment Date, the period from the Initial Cut-Off Date to and including the last day of the calendar month prior to such Payment Date.
     “Eligible Bank Account” shall mean a segregated account, which may be an account maintained with the Indenture Trustee, which is either (a) maintained with a depository institution or trust company whose short-term unsecured obligations are rated at least A-1 by S&P and P-1 by Moody’s, or if no such short-term rating is available, whose long-term unsecured debt obligations are rated at least A+ by S&P and A2 by Moody’s; or (b) a trust account or similar account maintained at the corporate trust department of the Indenture Trustee.
     “Eligible Investments” shall mean one or more of the following obligations or securities:
     (1) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);
     (2) federal funds, or demand and time deposits in, certificates of deposit of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment, the commercial paper or other short-term unsecured debt obligations or long-term unsecured debt obligations of such depository institution or trust company have been rated by the Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”);
     (3) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating from the Rating Agency, at the time of investment at least equal to the highest short-term unsecured debt ratings of the Rating Agency (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”), provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the Outstanding Note Balance and the aggregate principal amount of all Eligible Investments in the Collection Account, provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;
     (4) commercial paper (including both non interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by the Rating Agency in its highest short-term ratings (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”); and
     (5) any other demand, money market fund, common trust estate or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Indenture Trustee or an Affiliate thereof), (A) rated in the highest rating category by the Rating Agency (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”) or (B) that would not adversely affect the then current rating by the Rating Agency of any of the Notes (as evidenced in writing to the Indenture Trustee by the Rating Agency). Such investments in this subsection (5) may include money market mutual funds rated either “AAAm” or “AAAm-G” by S&P or common trust estates, including any other fund for which the Indenture Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses for services rendered pursuant to the Indenture, and (z) services performed for such funds and pursuant to this Indenture may converge at any time;
provided, however, that (a) any Eligible Investment must be money-market or other relatively risk-free instruments without options and with maturities no later than the Business Day prior to the expected Payment Date, and (b) no such instrument shall be an Eligible Investment if such instrument (1) evidences either (x) a right to receive only interest payments with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, and (2) is purchased at a price in excess of par.
     “Eligible Timeshare Loan” shall mean a Timeshare Loan conforming to each of the representations and warranties set forth in Schedule I to the Sale Agreement and which is related to a Resort conforming to each of the representations and warranties in Schedule II to the Sale Agreement as of the Closing Date or applicable Substitution Date, as the case may be.
     “Embargoed Person” means any Person subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. I et seq., and any executive orders or regulations promulgated thereunder with the result that the investment in Diamond

Resorts or any affiliate thereof (whether directly or indirectly) is prohibited by law or the Notes issued by the Issuer are in violation of law.
     “Employee Plan” means a Benefit Plan (other than a Multiemployer Plan) presently maintained (or maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of DRC or any of its ERISA Affiliates.
     “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
     “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b) or (c) of the Code or solely for purposes of Section 3.02 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
     “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to an Employee Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Employee Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, with respect to any plan year beginning prior to January 1, 2008, or with respect to any plan year beginning after December 31, 2007, the existence with respect to any Employee Plan of any unpaid “minimum required contributions” as defined in Section 430 of the Code or Section 303 of ERISA), whether or not waived, (c) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Employee Plan, (d) the incurrence by the Performance Guarantors or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Employee Plan or the withdrawal or partial withdrawal of the Performance Guarantors or any of their ERISA Affiliates from any Employee Plan or Multiemployer Plan, (e) the receipt by the Performance Guarantors or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Employee Plan or Employee Plans or to appoint a trustee to administer any Employee Plan, (f) any failure to comply with Section 401(a)(29) of the Code or Section 303(i) of ERISA, (g) the receipt by the Performance Guarantors or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Performance Guarantors or any of their ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Performance Guarantors or any of its Affiliates is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 3(14) of ERISA) or with respect to which the Performance Guarantors or any such Affiliates could otherwise be liable, (i) any Foreign Benefit Event or (j) any other event or condition with respect to a Employee Plan or Multiemployer Plan that could result in liability of the Performance Guarantors or any other Affiliate.
     “Errors” shall have the meaning specified in Section 5.16(f)(i) of the Indenture.

     “Euroclear” shall mean Euroclear Bank SA/NV, as operator of The Euroclear System, or its successor in such capacity.
     “Event of Default” shall have the meaning specified in Section 6.01 of the Indenture.
     “Force Majeure Event” shall have the meaning specified in Section 2.4(n) of the Custodial Agreement.
     “Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $5,000,000 by DRC or any Affiliate under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by DRC or any of its Affiliates, or the imposition on DRC or any of its Affiliates of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000.
     “Foreign Language Template” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.
     “Foreign Obligor” shall mean an Obligor that is not a citizen or resident of, and making payments from, the “United States” (as defined in Section 7701(a)(9) of the Code), Puerto Rico, the U.S. Virgin Islands and U.S. military bases.
     “Foreign Pension Plan” means any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.
     “GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.
     “Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
     “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “Grant” shall mean to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

     “Highest Lawful Rate” shall have the meaning specified in Section 3 of the Sale Agreement.
     “Holder” or “Noteholder” shall mean a holder of any Note.
     “Indenture” shall mean the indenture, dated as of October 1, 2009, by and among the Issuer, the Servicer and the Indenture Trustee.
     “Indenture Trustee” shall mean Wells Fargo Bank, National Association, or such successor as set forth in Section 7.09 of the Indenture.
     “Indenture Trustee Expenses” shall mean reasonable out-of-pocket expenses of the Indenture Trustee incurred in connection with performance of the Indenture Trustee’s obligations and duties under the Indenture.
     “Indenture Trustee Fee” shall mean a monthly fee equal to the greater of (A) the product of (i) one-twelfth of 0.015% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period and (B) $1,000.
     “Initial Conveyed Timeshare Property” shall have the meaning specified in Section 2(a) of the Sale Agreement.
     “Initial Cut-Off Date” shall mean the close of business on August 31, 2009.
     “Initial Note Balance” shall mean with respect to the Class A Notes and the Class B Notes, $169,200,000 and $12,800,000, respectively.
     “Initial Overcollateralization Percentage” shall mean an amount equal to (i) the excess of (a) the Aggregate Loan Balance as of the Initial Cut-Off Date over (b) the aggregate Initial Note Balances of the Notes, divided by (ii) the Aggregate Loan Balance as of the Initial Cut-Off Date (expressed as a percentage). The Initial Overcollateralization Percentage is approximately 19%.
     “Initial Purchaser” shall mean Credit Suisse Securities (USA) LLC.
     “Initial Timeshare Loans” shall mean the Timeshare Loans listed on the Schedule of Timeshare Loans as sold by the Seller to the Issuer and simultaneously assigned to the Indenture Trustee on the Closing Date.
     “Initial Trial Balance” shall have the meaning set forth in Section 5.16(b) of the Indenture.
     “Insurance Proceeds” shall mean (i) proceeds of any insurance policy, including property insurance policies, casualty insurance policies and title insurance policies, and (ii) any condemnation proceeds, in each case which relate to the Timeshare Loans or the Timeshare Property and are paid or required to be paid to, and may be retained by, the Issuer, any of its Affiliates or to any mortgagee of record.

     “Intended Tax Characterization” shall have the meaning specified in Section 4.02(b) of the Indenture.
     “Interest Accrual Period” shall be deemed to be a period of 30 days, except that the initial Interest Accrual Period shall be the period from and including the Closing Date through, but not including, the initial Payment Date.
     “Interest Distribution Amount” shall equal, for a Class of Notes and any Payment Date, the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Note Rate on the Outstanding Note Balance of such Class of Notes immediately prior to such Payment Date, and (ii) the amount of unpaid Interest Distribution Amounts from prior Payment Dates for such Class of Notes plus, to the extent permitted by law, interest thereon at the applicable Note Rate. The Interest Distribution Amount for the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
     “Issuer” shall mean Diamond Resorts Owner Trust 2009-1, a Delaware statutory trust.
     “Issuer Order” shall mean a written order or request delivered to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer of the Administrator or the Owner Trustee, as applicable.
     “Last Endorsee” means the last endorsee of an original Obligor Note.
     “Licenses” means all material certifications, permits, licenses and approvals, including without limitation, certifications of completion and occupancy permits required for the legal use, occupancy and operation of each Resort as a timeshare resort or hotel.
     “Lien” shall mean any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.
     “Liquidation” means with respect to any Defaulted Timeshare Loan, the sale or compulsory disposition of the related Timeshare Property, following foreclosure, other enforcement action or the taking of a deed-in-lieu of foreclosure, to a Person other than the Servicer or the Issuer and the delivery of a bill of sale or the recording of a deed of conveyance with respect thereto, as applicable.
     “Liquidation Expenses” shall mean, with respect to a Defaulted Timeshare Loan, the out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Sections 5.03(a)(vii) through (ix) in the Indenture, including (i) any foreclosure and other repossession expenses incurred with respect to such Timeshare Loan, (ii) (a) if Diamond Resorts Financial Services, Inc. or an Affiliate thereof (a “Diamond Servicer”) is the Servicer, commissions and marketing and sales expenses incurred with respect to the sale of the related Timeshare Property (calculated as the Diamond Resorts Marketing and Sales Percentage of the total liquidation or resale price of such Timeshare Property (expressed as a dollar figure)), or (b) if a Diamond Servicer is no longer the Servicer, actual commissions and actual marketing and sales expenses incurred with respect to the sale of the related Timeshare Property, and (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such Defaulted Timeshare Loan (including any property taxes, dues, maintenance fees, assessed timeshare association fees and like expenses).
     “Liquidation Proceeds” means with respect to the Liquidation of any Defaulted Timeshare Loan, the amounts actually received by the Servicer in connection with such Liquidation, including any rental income.
     “Loan Balance” shall mean, for any date of determination, the outstanding principal balance due under or in respect of a Timeshare Loan (including a Defaulted Timeshare Loan).
     “Loan/Contract Number” means, with respect to any Timeshare Loan, the number assigned to such Timeshare Loan by the Servicer, which number is set forth in the Schedule of Timeshare Loans, as amended from time to time.
     “Lockbox Bank” shall have the meaning specified in Section 5.2(a) of the Indenture.
     “Lockbox Bank Fees” means all fees and expenses payable to any Lockbox Bank as compensation for services rendered by such Lockbox Bank in maintaining a lockbox account in accordance with the Indenture and the provisions of a deposit account control agreement or similar document.
     “Lost Note Affidavit” means the affidavit to be executed in connection with any delivery of a copy of an original Obligor Note in lieu of such original, in the form of Exhibit C attached to the Purchase Agreement and the Sale Agreement.
     “Management Agreement” shall have the meaning specified in Schedule II of the Sale Agreement.
     “Material Exception” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.
     “Material Exception Report” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.
     “Miscellaneous Payments” means, with respect to any Timeshare Loan, any amounts received from or on behalf of the related Obligor representing assessments, payments relating to real property taxes, insurance premiums, maintenance fees and charges and condominium association fees and any other payments not owed under the related Obligor Note.
     “Monthly Reports” shall have the meaning specified in Section 5.16(b) of the Indenture.

     “Monthly Servicer Report” shall have the meaning specified in Section 5.05(a) of the Indenture.
     “Moody’s” shall mean Moody’s Investors Service, Inc.
     “Mortgage” shall mean, with respect to each Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing such Timeshare Loan.
     “Mortgaged Property” shall mean a timeshare fee simple interest in real estate regarding a Unit, however denominated or defined in the applicable condominium or timeshare declaration, pursuant to which such fee simple interest in real estate is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the common areas and common furnishing appurtenant to such Unit, and the rights granted the Issuer (as assignee) which secure the related Mortgage Loan.
     “Mortgage Loan” shall mean any Timeshare Loan that is secured by a Mortgage on a Mortgaged Property. As used in the Transaction Documents, the term “Mortgage Loan” shall include the related Obligor Note, Mortgage and other security documents contained in the related Timeshare Loan File.
     “Multiemployer Plan” means each “multiemployer plan” as such term is defined in Section 3(37) of ERISA to which DRC or any of its Affiliates is obligated to contribute.
     “Non-Rapid Amortization Period” shall mean any period which is not a Rapid Amortization Period.
     “Note Balance Write-Down Amount” shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of the Aggregate Outstanding Note Balance after all distributions from the Collection Account on such Payment Date over the sum of (A) the Aggregate Loan Balance on the last day of the related Due Period, and (B) amounts on deposit in the Reserve Account, if any.
     “Note Owner” shall mean, with respect to a Global Note, the Person who is the beneficial owner of such Global Note, as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in accordance with the rules of such Depository).
     “Note Purchase Agreement” shall mean that note purchase agreement, dated October 9, 2009, by and among the Issuer, DRC and the Initial Purchaser.
     “Note Rate” shall mean with respect to the Class A Notes and the Class B Notes, 9.31% and 12.00%, respectively.
     “Note Register” shall have the meaning specified in Section 2.04(a) of the Indenture.

     “Note Registrar” shall have the meaning specified in Section 2.04(a) of the Indenture.
     “Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.
     “Obligor” means a Person obligated to make payments under a Timeshare Loan.
     “Obligor Note” shall mean the executed promissory note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Timeshare Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note or instrument.
     “Officer’s Certificate” shall mean a certificate executed by a Responsible Officer of the related party.
     “Opinion of Counsel” shall mean a written opinion of counsel, in each case acceptable to the addressees thereof.
     “Optional Redemption Date” shall mean the first date in which the Aggregate Outstanding Note Balance is less than or equal to 15% of the aggregate Initial Note Balances of the Notes.
     “Outstanding” shall mean, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:
     (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;
     (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders of such Notes for the payment of principal; and
     (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer, DRC or any Affiliate of either of them shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually has notice are so owned shall be so disregarded.
     “Outstanding Note Balance” shall mean as of any date of determination and Class of Notes, the Initial Note Balance of such Class of Notes less the sum of (a) all principal payments actually distributed in respect of such Class (other than in respect of reimbursed Note

Balance Write-Down Amounts, if any) as of such date, and (b) all Note Balance Write-Down Amounts applied to such Class as of such date, provided, however, to the extent that for purposes of consents, approvals, voting or other similar act of the Noteholders under any of the Transaction Documents, “Outstanding Note Balance” shall exclude Notes which are held by the Issuer or any Affiliate of the Issuer or any entity consolidated in DRC’s consolidated financial statements; provided, further, that “Outstanding Note Balance” as used in Section 6.02 and 6.03 of the Indenture shall be calculated without regard to any Note Balance Write-Down Amounts applied to such Class as of such date.
     “Overcollateralization Amount” shall mean, for any Payment Date, the excess, if any, of (i) the Aggregate Loan Balance as of the last day of the related Due Period over (ii) the Aggregate Outstanding Note Balance after taking into account all distributions of principal on such Payment Date.
     “Owner” shall mean Diamond Resorts Seller 2009-1 LLC, as sole owner of the Issuer.
     “Owner Trustee” shall mean U.S. Bank Trust National Association or any successor thereof, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.
     “Owner Trustee Expenses” shall mean reasonable out-of-pocket expenses and indemnities of the Owner Trustee incurred in connection with performance of the Owner Trustee’s obligations and duties under the Trust Agreement.
     “Owner Trustee Fee” shall equal $4,000 a year.
     “Payment Date” shall mean the 20th day of each calendar month, or, if such date is not a Business Day, then the next succeeding Business Day, commencing in October 2009.
     “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
     “Performance Guarantors” means Diamond Resorts Corporation, Diamond Resorts Holdings, LLC and Diamond Resorts Parent, LLC.
     “Permitted Liens” shall mean, as to any Mortgaged Property, (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by the related Mortgage or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in the related title insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Mortgaged Property.

     “Person” means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority, or other entity of whatever nature.
     “Points” shall mean a form of currency, the redemption of which entitles the holders thereof to reserve the use and occupancy of a Unit at a Points Based Resort.
     “Points-Based Loan” shall mean a Timeshare Loan that is secured by Points-Based Property or that is a VI Program Loan. As used in the Transaction Documents, the term “Points-Based Loan” shall include the related Obligor Note, Points Purchase Contract and other security documents contained in the related Timeshare Loan File.
     “Points-Based Resort” shall mean one or more Resorts in a Collection at which holders of Points-Based Property are entitled to reserve the use and occupancy of Units.
     “Points-Based Property” shall mean a timeshare interest, other than a fee simple interest in real estate, regarding one or more Units in one or more Resorts, denominated in Points, the redemption of which entitles the holder thereof the right to use and occupy one or more Units within one or more Resorts and the common areas and common furnishing appurtenant to such Unit or Units for a specified period of time, on an annual or a biennial basis, as more specifically described in the Points Purchase Contract.
     “Points Purchase Contract” means with respect to a Points-Based Property, collectively (i) the related Purchase Contract and (ii) the various other documents and instruments that among other things: (a) in consideration of the payment of a purchase price, including payment of the related Obligor Note, if any, grants the Obligor the license or right-to-use and occupy one or more Units in one or more Resorts, (b) imposes certain obligations on the Obligor regarding payment of the related Obligor Note, the Obligor’s use or occupancy of one or more Units in one or more Resorts, and the payment of a maintenance fee, and (c) grants the holder thereof certain rights, including the rights to payment of the related Obligor Note, if any, and to terminate the Points Purchase Agreement or revoke the Obligor’s rights under it, and thereafter to resell the Points-Based Property to another Person.
     “Predecessor Servicer Work Product” shall have the meaning specified in Section 5.16(f)(i) of the Indenture.
     “Processing Charges” shall mean any amounts due under an Obligor Note in respect of processing fees, service fees, impound fees or late fees.
     “Purchase Agreements” shall mean each purchase agreement, dated as of October 1, 2009, by and between the Seller and a Transferor pursuant to which such Transferor sells Timeshare Loans to the Seller.
     “Purchase Contract” shall mean the purchase contract for a Timeshare Property executed and delivered by an Obligor and pursuant to which such Obligor purchased a Timeshare Property.

     “Purchase Price” shall mean the original price of the Timeshare Property purchased by an Obligor.
     “Qualified Substitute Timeshare Loan” shall mean a Timeshare Loan which must, on the related Substitution Date: (i) have a coupon rate not less than the coupon rate of the substituted Timeshare Loan; (ii) does not have a stated maturity later than 12 months prior to the Stated Maturity; (iii) comply as of the related Substitution Date with each of the representations and warranties set forth in the Sale Agreement, and (iv) be related to a Timeshare Property at a Resort.
     “Rapid Amortization Period” shall mean the period which commences on the Rapid Amortization Period Commencement Date and ends on the Rapid Amortization Period End Date.
     “Rapid Amortization Period Commencement Date” shall be the Determination Date on which (a) the average of the Default Levels for the last three Due Periods (or if fewer than three Due Periods have elapsed since the Closing Date, the average of the Default Levels for the actual number of Due Periods which have elapsed since the Closing Date) is greater than or equal to 0.75%, (b) the Cumulative Default Level exceeds 20.00%, or (c) the Overcollateralization Amount is less than the Required Overcollateralization Amount for the two immediately preceding Payment Dates.
     “Rapid Amortization Period End Date” shall be (a) with respect to a Rapid Amortization Period triggered by clause (a) of the definition of Rapid Amortization Period Commencement Date, the Determination Date on which the average of the Default Levels for the requisite number of Due Periods is less than 0.75%; (b) with respect to a Rapid Amortization Period triggered by clause (b) of the definition of Rapid Amortization Period Commencement Date, the date on which the Notes have been paid in full; and (c) with respect to a Rapid Amortization Period triggered by clause (c) of the definition of Rapid Amortization Period Commencement Date, the Determination Date on which the Overcollateralization Amount for the immediately preceding Payment Date is equal to or greater than the Required Overcollateralization Amount for such Payment Date.
     “Rating Agency” shall mean S&P or its permitted successors and assigns.
     “Receivables” means the payments required to be made pursuant to an Obligor Note.
     “Record Date” shall mean, with respect to any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding the month in which such Payment Date occurs.
     “Redemption Date” shall mean with respect to the redemption of the Notes on or after the Optional Redemption Date, the date fixed pursuant to Section 10.01 of the Indenture.

     “Redemption Price” shall be equal to the sum of the Aggregate Outstanding Note Balance and unreimbursed Note Balance Write-Down Amounts, if any, plus accrued and unpaid interest to the Redemption Date.
     “Regulation S Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
     “Related Security” shall mean with respect to any Timeshare Loan owned by a Person, (i) all of such Person’s interest in the Timeshare Property arising under or in connection with the related Mortgage or Points Purchase Agreement, including, without limitation, all Liquidation Proceeds and Insurance Proceeds received with respect thereto on or after the related Cut-Off Date, and the Timeshare Loan Documents relating to such Timeshare Loan, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with all mortgages, assignments and financing statements signed by an Obligor describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) all other security and books, records and computer tapes relating to the foregoing and (v) all of such Person’s right, title and interest in and to any other account into which collections in respect of such Timeshare Loans may be deposited from time to time.
     “Relevant UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.
     “Request” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
     “Repurchase Price” shall mean with respect to any Timeshare Loan to be purchased by the Seller pursuant to the Sale Agreement, a cash price equal to the Loan Balance of such Timeshare Loan as of the date of such repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the then current Due Period.
     “Request for Release” shall be a request signed by the Servicer in the form attached as Exhibit B to the Custodial Agreement.
     “Required Overcollateralization Amount” shall mean, for any Payment Date, an amount equal to the product of (i) the Initial Overcollateralization Percentage and (ii) the Aggregate Loan Balance as of the Initial Cut-Off Date.
     “Reservation System” shall mean the reservation system operated by Diamond Resorts International Club, Inc. (d/b/a THE Club®), a Florida corporation, and any other system(s) pursuant to which reservations for particular locations, times,lengths of stay and unit types at Resorts with respect to Points-Based Property are received, accepted, modified or canceled.

     “Reserve Account” shall mean the account maintained by the Indenture Trustee pursuant to Section 3.02(b) of the Indenture.
     “Reserve Account Draw Amount” shall have the meaning specified in Section 3.02(b)(i) of the Indenture.
     “Reserve Account Floor Amount” shall mean, for any Payment Date, an amount equal to the lesser of (i) 0.25% of the aggregate Initial Note Balances of the Notes and (ii) 50% of the Aggregate Outstanding Note Balance on such Payment Date prior to taking into account any distributions of principal on such Payment Date.
     “Reserve Account Initial Deposit” shall mean 1.00% of the Aggregate Loan Balance as of the Initial Cut-Off Date.
     “Reserve Account Required Balance” shall mean, for any Payment Date, (a) occurring during a Rapid Amortization Period, an amount equal to the Reserve Account Floor Amount, or (b) occurring during a Non-Rapid Amortization Period, (i) if no Cash Accumulation Event has occurred and is continuing, an amount equal to 1.00% of the Aggregate Loan Balance as of the last day of the related Due Period or (ii) if a Cash Accumulation Event has occurred and is continuing, an amount equal to the product of (x) the Aggregate Loan Balance as of the last day of the related Due Period and (y) the greater of (1) 15.0% and (2) the product of (A) two and (B) the Delinquency Level for such Due Period; provided, however, that in no event will the Reserve Account Required Balance be less than the Reserve Account Floor Amount.
     “Resort” shall mean each of the resorts in a Collection and each Resort related to a Mortgage Loan.
     “Resort Associations” shall mean each homeowner’s association related to a Resort.
     “Responsible Officer” shall mean (a) when used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Managing Director, Vice President, Assistant Vice President, Secretary, Treasurer, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; (b) when used with respect to the Servicer, any officer responsible for the administration or management of the Servicer’s servicing department; and (c) with respect to any other Person, the Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or the manager of such Person.
     “Restricted Period” shall mean the 40-day period prescribed by Regulation S commencing on the later of (a) the date upon which Notes are first offered to Persons other than the Initial Purchaser and any other distributor (as such term is defined in Regulation S) of the Notes, and (b) the Closing Date.

     “Rule 144A Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
     “S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
     “Sale Agreement” shall mean the agreement, dated as of October 1, 2009, by and between the Seller and the Issuer pursuant to which the Seller sells the Timeshare Loans to the Issuer.
     “Schedule of Timeshare Loans” means the list of Timeshare Loans attached to the Sale Agreement in electronic format as Exhibit A, as amended from time to time to reflect repurchases and substitutions pursuant to the terms of the Sale Agreement and the Indenture, which list shall set forth the following information with respect to each Timeshare Loans as of the related Cut-Off Date, in numbered columns:
1	Loan/Contract Number

2	Name of Obligor

3	Unit(s)/Week(s)/Point(s), as applicable

4	Interest Rate Per Annum

5	Date of Origination

6	Original Loan Balance

7	Maturity Date

8	Monthly Payment Amount

9	Original Term (in months)

10	Outstanding Loan Balance

11	Right to Use/Mortgage Loan

12	Name of Originator
     “Scheduled Foreclosure Date” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
     “Securities Act” shall mean the Securities Act of 1933, as amended.
     “Seller” shall mean Diamond Resorts Seller 2009-1 LLC, a Delaware limited liability company.
     “Seller Undertaking Agreement” shall mean that certain Seller Undertaking Agreement, dated as of October 1, 2009 by the Performance Guarantors in favor of the Issuer and the Indenture Trustee.
     “Servicing Fee” shall mean for any Payment Date, an amount equal to the product of (i) one-twelfth of 1.50% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period.
     “Servicer” initially shall mean Diamond Resorts Financial Services, Inc. and its permitted successors and assigns or such other successor servicer as provided in the Indenture.

     “Servicer Event of Default” shall have the meaning specified in Section 5.04 of the Indenture.
     “Servicer Undertaking Agreement” shall mean that certain Servicer Undertaking Agreement, dated as of October 1, 2009, by the Performance Guarantors in favor of the Issuer and the Indenture Trustee.
     “Servicing Officer” shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Indenture Trustee and the Noteholders from time to time.
     “Servicing Standard” shall have the meaning specified in Section 5.01 of the Indenture.
     “Stated Maturity” shall mean the Payment Date occurring on March 20, 2026.
     “Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq., as the same may be amended from time to time.
     “Substitute Conveyed Timeshare Property” shall have the meaning specified in Section 2(b) of the Sale Agreement.
     “Substitution Cut-Off Date” shall mean with respect to any Substitution Date, the close of business on the last day of the calendar month immediately preceding such Substitution Date or such other date designated by the Servicer.
     “Substitution Date” shall mean with respect to a Qualified Substitute Timeshare Loan, the date on which the Issuer acquires such Qualified Substitute Timeshare Loan from the Seller.
     “Substitution Shortfall Amount” shall mean with respect to a substitution pursuant to Section 4.04 of the Indenture, an amount equal to the excess, if any, of (a) the Loan Balance of the Timeshare Loan being replaced as of the Substitution Date, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the related Due Period over (b) the Loan Balance of the Qualified Substitute Timeshare Loan as of the Substitution Date. If on any Substitution Date, one or more Qualified Substitute Timeshare Loans are substituted for one or more Timeshare Loans, the Substitution Shortfall Amount shall be determined as provided in the preceding sentence on an aggregate basis.
     “Successor Servicer” shall mean the Back-Up Servicer and its permitted successors and assigns, as provided in the Indenture, upon succeeding to the responsibilities and obligations of the Servicer in accordance with Section 5.16 of the Indenture.
     “Tape(s)” shall have the meaning specified in Section 5.16(b) of the Indenture.

     “Temporary Regulation S Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
     “Timeshare Laws” means the provisions of any applicable laws, statutes or regulations and all amendments, modifications or replacements thereof and successors thereto, and all regulations and guidelines promulgated thereunder or with respect thereto, now or hereafter enacted.
     “Timeshare Loan” shall mean a Mortgage Loan, a Points-Based Loan or a Qualified Substitute Timeshare Loan subject to the lien of the Indenture.
     “Timeshare Loan Acquisition Price” shall mean on any date of determination, with respect to any Timeshare Loan, an amount equal to the Loan Balance of such Timeshare Loan plus accrued interest thereon.
     “Timeshare Loan Documents” shall mean, with respect to a Timeshare Loan and each Obligor, the related (i) Timeshare Loan Files and (ii) Timeshare Loan Servicing Files.
     “Timeshare Loan Files” shall mean with respect to any purchaser of a Timeshare Property for which the Obligor is a party to a Timeshare Loan, the following documents executed by such purchaser or delivered in connection with such Timeshare Loan:
     (a) an original Obligor Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Timeshare Loan to the Last Endorsee, endorsed by the Last Endorsee, without recourse, in the following form: “Pay to the order of                     , without recourse” and signed in the name of the Last Endorsee by an authorized officer;
     (b) if such Timeshare Loan is a Mortgage Loan, the original Mortgage or deed of trust containing the original signatures of all persons named as the maker, the mortgagor or trustor with evidence of recording indicated, provided, however, that no such original Mortgage shall be required if the among the applicable Timeshare Loan File is a certified copy of the recorded Mortgage and an original or copy of the title insurance policy (or other evidence of title insurance, including title commitment or binder);
     (c) if such Timeshare Loan is a Mortgage Loan, an original individual or bulk assignment of the Mortgage in blank and in recordable form and signed in the name of the Last Endorsee by an authorized officer;
     (d) if such Timeshare Loan is a Mortgage Loan, the originals of all intervening assignments (or a copy certified to the Custodian) of the Mortgage (if applicable) showing a complete chain of assignments from the originator of such Mortgage Loan to the Last Endorsee;
     (e) if such Timeshare Loan is a Mortgage Loan, an original or copy of any assumption or modification of the Obligor Note or Mortgage with evidence of recording thereon or an original or a copy of the title insurance policy with respect to such Mortgage;
     (f) if such Timeshare Loan is a Mortgage Loan, an original or a copy of an individual or bulk title insurance policy or master blanket title insurance policy covering such Mortgage Loan when applicable (or a commitment for title insurance or an opinion of counsel with respect to title and liens encumbering the Mortgaged Property);
     (g) the original power of attorney (or a certified copy), if applicable;
     (h) the original or a copy of the Purchase Contract that relates to each Obligor Note, including any addenda thereto;
     (i) if such Timeshare Loan is a Points-Based Loan: (A) the original or a copy of the Points Purchase Contract pursuant to which the applicable Points-Based Property was originally sold by the seller thereof, whether or not an Originator (provided that if the seller of such Points-Based Property is not an Originator, such Points Purchase Contract has been assigned to a transferor), including any addenda thereto and (B) an original or copy of any assumption or modification of such Points Purchase Contract (if applicable)]; and
     (j) the original truth-in-lending disclosure statement (or a copy) that relates to each Timeshare Loan.
     “Timeshare Loan Servicing File” shall mean, with respect to each Timeshare Loan and each Obligor a copy of the related Timeshare Loan File and all other papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans.
     “Timeshare Property” shall mean a Points-Based Property or a Mortgaged Property, as the case may be.
     “Total Principal Amount” shall mean for any Payment Date, the sum of (i) the amount of principal collected (including from prepayments and repurchases) in respect of the Timeshare Loans during the related Due Period, and (ii) the aggregate Loan Balance of all Timeshare Loans which became Defaulted Timeshare Loans (immediately prior to becoming Defaulted Timeshare Loans) during the related Due Period (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement).
     “Trailing Documents” shall have the meaning specified in Section 1.1(c) of the Custodial Agreement.
     “Transaction Documents” shall mean the Indenture, the Custodial Agreement, the Purchase Agreements, the Sale Agreement, the Trust Agreement, the Administration Agreement, the Seller Undertaking Agreement, the Servicer Undertaking Agreement, the Note Purchase Agreement and all other agreements, documents or instruments delivered in connection with the transactions contemplated thereby.

     “Transferors” shall mean Diamond Resorts Issuer 2008 LLC, Sunterra 2007 Issuer LLC, and Diamond Resorts Finance Holding Company.
     “Transition Expenses” means any documented costs and expenses (other than general overhead expenses) incurred by the Back-Up Servicer should it become the Successor Servicer as a direct consequence of the termination or resignation of the initial Servicer and the transition of the duties and obligations of the initial Servicer to the Successor Servicer.
     “Trust Accounts” shall mean collectively, the Collection Account, the Reserve Account and such other accounts established by the Indenture Trustee pursuant to Section 3.02 of the Indenture.
     “Trust Agreement” shall mean that certain trust agreement, dated as of October 6, 2009 and amended and restated as of October 15, 2009, each by and between the Owner and the Owner Trustee.
     “Trust Estate” shall have the meaning specified in the Granting Clause of the Indenture.
     “Unit” shall mean a residential unit or dwelling at a Resort.
     “USAP” shall have the meaning specified in Section 5.05(c) of the Indenture.
     “VI Program” shall mean the Vacation Internationale VTS Program.
     “VI Program Loan” shall mean any points-based loan secured by points in the VI Program.
     “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.